SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement              [ ] Confidential, for Use of
[ ] Definitive Proxy Statement                   the Commission Only (as
[ ] Definitive Additional Materials              permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Section 240.14a-12


                            COGNITRONICS CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, If Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                         DANBURY, CONNECTICUT 06810-4130

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 14, 2006

                      ------------------------------------

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cognitronics Corporation (the "Company") will be held at the Best Western Royal Plaza Hotel, 181 Boston Post Road W, Marlborough, Massachusetts on December 14, 2006, at 10:00 a.m., for the following purposes:

     1.   To elect six directors to the Board of Directors.

     2. To approve the Reincorporation of the Company into the State of Delaware through a merger with a newly formed, wholly-owned Delaware subsidiary and the terms of the definitive agreements related thereto.

     3. To amend the Company's Certificate of Incorporation to change the Company's name from "Cognitronics Corporation" to "ThinkEngine Networks, Inc." (in the event Proposal 2 of this Proxy Statement is not duly adopted and approved).

     4. To approve the Company's 1990 Stock Option Plan, as amended, to increase the number of shares reserved for issuance thereunder by 550,000.

     5. To approve the Company's Restricted Stock Plan, as amended, to increase the number of shares reserved for issuance thereunder by 300,000.

     6. To approve the Company's Directors' Stock Option Plan, as amended, to increase the number of shares reserved for issuance thereunder by 150,000.

     7. To ratify the selection of Carlin, Charron & Rosen, LLP, an independent registered public accounting firm, as independent auditors for the Company for the year ending December 31, 2006.

     8. To conduct such other business as may properly come before the meeting, including any adjournment thereof.

Only holders of Common Stock of the Company of record at the close of business on October 30, 2006 will be entitled to vote at the meeting or any adjournment thereof.

A proxy statement and proxy are enclosed.

                                             By order of the Board of Directors,

                                                                 HAROLD F. MAYER
                                                                       SECRETARY
November x, 2006



                             YOUR VOTE IS IMPORTANT
           YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY
                           IN THE ENCLOSED ENVELOPE.

                            COGNITRONICS CORPORATION

                                NOVEMBER X, 2006

                      ------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 14, 2006

                      ------------------------------------


                                 PROXY STATEMENT

        This proxy statement is furnished to the stockholders of Cognitronics Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held at the Best Western Royal Plaza Hotel, 181 Boston Post Road W, Marlborough, Massachusetts on December 14, 2006 at 10:00 a.m. and any adjournment thereof (the "Annual Meeting").

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of the Company. Execution of the proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person, and stockholders giving proxies may revoke them at any time before they are exercised by a written revocation or by a duly exercised proxy bearing a later date delivered to the Secretary of the Company. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting as set forth in the proxies or, if no choice is indicated, in favor of each of the proposals outlined below. Should any matter other than those indicated herein properly come before the Annual Meeting for a vote (including any adjournment), the persons designated as proxies will vote thereon in accordance with their best judgment. If any proposal has not received sufficient votes for approval at the Annual Meeting, management will consider one or more adjournments to permit additional voting on the proposal.

        The owners of Common Stock have all voting rights with respect to matters to come before the Annual Meeting. Each share of Common Stock entitles its holder to one vote. At the close of business on the record date, October 30, 2006, there were outstanding and entitled to vote x,xxx,xxx shares of Common Stock. Only holders of Common Stock of record at the close of business on October 30 , 2006 are entitled to notice of and to vote at the Annual Meeting. This proxy statement and the accompanying notice of meeting are first being mailed on or about November x, 2006. The vote required with respect to each proposal is set forth below. Broker non-votes have no effect on proposals 1, 4, 5, 6 and 7, and have the effect of a vote against proposals 2 and 3.

SECURITY OWNERSHIP

        The following table sets forth information as to ownership of the Common Stock of the Company as of October 20, 2006 with respect to (i) current directors and nominees of the Company; (ii) the executive officers listed on the Summary Compensation Table; (iii) current directors, nominees and executive officers as a group; and (iv) beneficial owners of more than 5% of the outstanding Common Stock.

                                                                          Share             Percent of
                                                                       Beneficially           Shares
        Name of Beneficial Owner(m)                                       Owned             Outstanding
        ---------------------------                                       -----             -----------
Bruce Galloway ...............................................          461,600(k)              6.9%
Prism Venture Partners III, LLC ..............................        1,149,705(j)             17.3%
Robert C. Fleming, Director ..................................                0(n)              0.0%
Brian J. Kelley, former President, CEO and Director ..........          654,480(b)(d)(e)        9.4%
William A. Merritt, Director..................................           39,200(b)(c)            (a)
Michael G. Mitchell, President, CEO and Director .............          200,000                 3.0%
Robert H. Scott, Nominee .....................................                0                 0.0%
William J. Stuart, Director ..................................           38,895(b)(c)(f)         (a)
John E. Sweeney, Nominee .....................................                0                 0.0%
Kenneth G. Brix, former Vice President .......................           52,324(b)               (a)
Michael N. Keefe, former Vice President ......................          118,262(b)(h)           1.8%
Roy A. Strutt, former Vice President .........................            4,875(b)(g)            (a)
Garrett Sullivan, Treasurer and CFO ..........................          233,455(b)(i)           3.5%
All current directors nominees and executive officers, as a
group, including those listed above, consisting of 10 persons           390,417(b)(c)(l)        9.0%

(a)     The percentage of shares beneficially owned does not exceed one percent.
(b) Of the shares of Common Stock shown above as beneficially owned, the number of shares with respect to which the following persons had a right to acquire beneficial ownership within 60 days were: Brian J. Kelly - 342,500, William A. Merritt - 29,500, William J. Stuart - 29,750, Garrett Sullivan - 101,667 and all current directors, nominees and executive officers as a group - 232,084. Other than shares as to which he had a right to acquire beneficial ownership or as noted below, each person held sole voting and sole investment power with respect to the shares shown above.
(c) Does not include stock units recorded in the books and records of the Company as deferred compensation pursuant to which 41,912 shares of Common Stock are issuable to Mr. Merritt more than 60 days hereafter and to all current directors, nominees and executive officers as a group - 41,912 shares.
(d) With respect to 110,133 of the shares, voting and investment power is shared with Mr. Kelley's spouse.
(e) Includes 3,000 shares held in Mr. Kelley's name as custodian for two of his children.
(f) With respect to 8,145 of the shares, voting and investment power is shared with Mr. Stuart's spouse.
(g)     Consists of 4,875 shares held in the name of Mr. Strutt's spouse.
(h) With respect to 2,955 of the shares, voting and investment power is shared with Mr. Keefe's spouse.
(i) With respect to 32,257 of the shares, voting and investment power is shared with Mr. Sullivan's spouse.
(j) Based upon information set forth in a Schedule 13D filed with the SEC on November 25, 2005 by Prism Venture Partners III, L.P. ("PVP III"), which owns of record 1,116,134 shares and Prism Venture Partners III-A, L.P. ("PVP III-A"), which owns of record 33,571 shares, and additional information provided by PVP III and PVP III-A on October 26, 2006. The 13D was also filed by Prism Venture Partners III, LLC ("PVP LLC"), John
        L. Brooks, III, Robert C. Fleming and William M. Seifert. Both Messrs. Brooks and Seifert have shared voting and dispositive power over all of the shares. Messrs. Brooks and Seifert are members of PVP LLC which is the sole general partner of PVP III and PVP III-A.
(k) Based upon information set forth in a Schedule 13G filed with the SEC on February 23, 2006 by Strategic Turnaround Equity Partners, LP ("STEP"), Bruce Galloway and Gary Herman. Mr. Galloway has sole voting and dispositive power over 99,300 shares and shared voting and dispositive power over 362,300 shares. Mr. Herman has sole voting and dispositive power over 2,500 shares and shared voting and dispositive power over 157,200 shares. STEP has sole voting and dispositive power over no shares and shared voting and dispositive power over 156,200 shares. Messrs. Galloway and Herman are managing members of the general partner of STEP.
(l) With respect to 40,402 of the shares, voting and investment power is shared with the spouses or other affiliates of the beneficial owners.
(m) The business address of each of the named beneficial owners is c/o Cognitronics Corporation, 3 Corporate Drive, Danbury, CT 06810-4130, except for Mr. Mitchell whose business address is 100 Nickerson Road, Marlborough, MA 01752, Mr. Strutt whose business address is c/o Dacon Electronics Plc, 1 Enterprise Way, Hemel Hempstead, Hertfordshire, HP2 7Y3, United Kingdom, Mr. Fleming and Prism Venture Partners III, LLC whose business address is 100 Lowder Brook Drive, Suite 2500, Westwood, MA 02090, Mr. Scott whose business address is c/o Xelor Software Inc., 5 Industrial Way, Salem, NH 03079, Mr. Sweeney whose business address is c/o RSA, 200 Lowder Brook Drive, Suite 2000, Westwood, MA 02090 and Bruce Galloway whose business is c/o Galloway Capital Management, LLC, 720 Fifth Avenue, New York, New York 10019.

(n)     Mr. Fleming is the designated representative of PVP III and PVP III-A.

1.   ELECTION OF DIRECTORS

         At the Annual Meeting, six directors are to be elected, to serve until the 2007 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Proxies in the accompanying form will be voted for the election of the nominees listed below unless instructions are given on the proxy to withhold authority to vote for one or more of the nominees. In the event that one or more of such persons become unavailable for election as a director, which is not anticipated, the shares represented by the accompanying proxy will be voted for one or more substitutes approved by management, or the size of the Board will be reduced.

INFORMATION CONCERNING NOMINEES

        The following table sets forth with respect to each director and nominee: (1) his name and age, all positions and offices with the Company currently held by him, and his principal occupation over the last five years (including other directorships and business experience) and (2) the period during which he has served as a director of the Company.

                    NAME, AGE, POSITIONS, PRINCIPAL OCCUPATION,                                 DIRECTOR
                       DIRECTORSHIPS AND BUSINESS EXPERIENCE                                      SINCE
                       -------------------------------------                                      -----
ROBERT C. FLEMING, 50, is a founder of Prism Venture Partners ("Prism"), a                         2005
   venture capital investment firm, and was a partner of the firm from 1996 until March 1, 2006.

WILLIAM  A. MERRITT, 70, has been President of Integrated Communications Systems Corp.             1994
   since 1992, Vice President and General Counsel of Seaboard Properties, Inc. and a Managing
   Member of the Seaboard Group of companies since 1992 and acting Chief Financial Officer of McAllister Towing and Transportation Company, Inc. since 1997.

MICHAEL G. MITCHELL, 46, has been President and Chief Executive Officer of the Company             2006
   since August 2006.  Prior to that he had been Executive Vice President, Business
   Development of ThinkEngine Networks, Inc., a subsidiary of the Company, from November
   2005 to April 2006 and President and Chief Executive Officer of ThinkEngine Networks,
   Inc., prior to its acquisition by the Company, from 2001 until November 2005.

ROBERT H. SCOTT, 51, has been President and Chief Executive Officer of Xelor                       2006
   Software Inc. since September 2004. Prior to that he was President and
   Chief Executive Officer of IPeria, Inc. from 2003 to 2004 and Chairman of
   Octave Communications Inc. from 1998 to 2003.

WILLIAM J. STUART, 55, has been Senior Vice President and Chief Financial                          2001
   Officer of Avici Systems Inc. since August 2006. Prior to that he had been a general partner of Still River Funds since September 2001.

JOHN E. SWEENEY, 48, has been Vice President and General Manager of RSA, the                         --
   Information and Security Division of EMC Corp. since September 2006 and
   President and Chief Executive Officer of its predecessor, Network
   Intelligence Corporation, since 2004. Prior to that he was President and
   Chief Executive Officer of Stargus Communications, Inc. during 2003 and a partner of Prism Venture Partners from 2000 to 2003.

        The foregoing nominees are all currently members of the Board, except Mr. Sweeney. Messrs. Merritt and Stuart were reelected directors at the 2005 Annual Meeting of Stockholders; others elected by the Board since the last Annual Meeting are: Mr. Fleming on December 16, 2005 pursuant to contractual terms in connection with the acquisition of ThinkEngine Networks, Inc. in November 2005, Mr. Mitchell on August 16, 2006 and Mr. Scott on October 19, 2006. With respect to Mr. Fleming, the contractual terms provide that, so long as Prism or one of its affiliated funds holds 400,000 or more shares of the Company's Common Stock, the Company shall cause an individual designated by Prism and acceptable to the Company's Board to be elected a director. Mr. Sweeney has been nominated to first stand for election as a director at the 2006 Annual Meeting of Stockholders.

VOTING PROCEDURE

        The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. To be elected, a nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Annual Meeting. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain or has withheld authority will be counted in determining the presence of a quorum but will not be counted as "for" the election of the director or directors. Shares represented at the meeting by a duly signed and dated proxy for which the proxy card has been otherwise left blank will be counted as votes "for" the election of each director.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth with respect to each executive officer of the Company on October 20, 2006, his name, position with the Company, age and the period during which he has served as an officer of the Company.

                                                                         OFFICER
      NAME                      POSITIONS AND OFFICE(S)           AGE     SINCE
      ----                      -----------------------           ---     -----
Michael G. Mitchell     President and Chief Executive Officer     46      2006
Paul Gagne              Vice President, Engineering               53      2006
Harold F. Mayer         Secretary                                 77      1975
Garrett Sullivan        Treasurer and Chief Financial Officer     61      1989

No family relationships exist between the executive officers of the Company. Each of the executive officers was elected to serve until the next annual meeting of the Board of Directors or until his successor shall have been elected and qualified.

EXECUTIVE COMPENSATION

        The following tables and notes set forth the compensation paid or accrued by the Company during the fiscal years ended December 31, 2005, 2004 and 2003 to its five most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered to the Company in 2005.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                     ANNUAL COMPENSATION              COMPENSATION AWARDS
                                             -------------------------------------------------------------------------------

           (a)                   (b)           (c)                       (e)             (f)            (g)           (h)
                                                                    OTHER ANNUAL     RESTRICTED      OPTIONS/      ALL OTHER
                                             SALARY       BONUS     COMPENSATION       STOCK           SARS          COMP.
NAME AND PRINCIPAL POSITION     YEAR            $           $           $(2)            $(1)            #            $(3)
---------------------------     ----         --------------------------------------------------------------------------------
Brian J. Kelley (4)             2005         294,808     60,000                                       80,000       11,929
President and Chief             2004         270,000                                                                8,353
Executive Officer               2003         282,116                                    73,011        60,000        9,349
Kenneth G. Brix (5)             2005         161,114     30,000                                       40,000          990
Vice President, Sales           2004         148,500                                                                  990
                                2003         155,160                                    26,400        25,000        2,332
Roy A. Strutt (6)               2005         206,309                                                               14,505
Vice President, European        2004         214,185                                                               14,656
Operations and Managing         2003         197,184                                    26,400        25,000       13,110
Director, Dacon Electronics
Plc
Michael N. Keefe (7)            2005         137,442                                                  10,000          840
Vice President, Engineering     2004         126,000                                                                  840
                                2003         131,654                                    26,400        25,000        1,979
Garrett Sullivan                2005         137,442     30,000                                       20,000          840
Treasurer and Chief             2004         126,000                                                                  840
Financial Officer               2003         131,654                                    26,400        25,000        1,979

(1) The Compensation Committee awarded restricted shares of Common Stock under the terms of the Restricted Stock Plan on October 24, 2003, as follows: Mr. Kelley - 33,187 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 12,000 shares each . The value of the shares on the award date is reflected in the table above. The shares vest 20% annually beginning on the second anniversary of the award provided the officer remains employed by the Company until the vesting date (except that if the officer is terminated prior to the vesting date by reason of a change in control, all restricted shares become vested immediately). Dividends will be paid on the restricted shares. Aggregate shares vested in 2003 as follows: Mr. Kelley - 11,550 shares, Messrs. Brix, Keefe and Sullivan - 4,000 shares each and Mr. Strutt
     - 2,030 shares. Aggregate shares vested in 2004 as follows: Mr. Kelley - 19,000 shares, Messrs. Brix, Keefe and Sullivan - 6,950 shares each and Mr. Strutt - 4,500 shares. Aggregate shares vested in 2005 as follows: Mr. Kelley - 24,137 shares, Messrs. Brix, Keefe and Sullivan - 8,900 shares each and Mr. Strutt - 6,900 shares. The number of shares and value of the aggregate restricted stock holdings at December 31, 2005 are: Mr. Kelley - 70,050 shares, $168,821; Messrs. Brix, Keefe and Sullivan - each 26,100 shares, $62,901; and Mr. Strutt - 0 shares, $0.

(2) The amount of perquisites was less than the lesser of $50,000 or 10% of total annual salary for the named executive officers.

(3) These amounts for 2005 represent (a) pension contributions, (b) term life insurance premiums paid by the Company for the benefit of the officers' beneficiaries and (c) personal use of automobile in the following amounts:
     Mr. Kelley -- $1,200 in insurance premiums and personal use of automobile - $10,729, Mr. Brix --$990 in insurance premiums, Messrs. Keefe and Sullivan --$840 in insurance premiums and Mr. Strutt - $14,505 in pension contributions. There are no cash values associated with the term life insurance.

(4) On August 16, 2006, Mr. Kelley's employment as President and Chief Executive Officer terminated. Under the terms of his severance, the Company paid severance compensation of $361,000 in a lump sum.

(5) On June 30, 2006, Mr. Brix's employment as Vice President, Sales terminated. Under the terms of his severance, the Company will pay severance compensation of $80,385 through January 5, 2007.

(6) On December 22, 2005, Mr. Strutt's employment as Vice President, European Operations terminated upon the divestiture of Dacon Electronics PLC, a subsidiary of the Company, on that date.

(7) On March 31, 2006, Mr. Keefe's employment as Vice President, Engineering terminated. Under the terms of his severance, the Company will pay severance compensation in installments aggregating a minimum of $88,846 through November 24, 2006 and a maximum of $110,385 through January 19, 2007 under certain circumstances.


                              OPTION GRANTS IN 2005

                             INDIVIDUAL GRANTS
                     -----------------------------------------------------------------------------------------
         (A)               (B)             (C)           (D)            (E)            (F)            (G)
                                       % OF TOTAL                                  POTENTIAL REALIZED VALUE AT
                                         OPTIONS                                     ASSUMED ANNUAL RATES OF
                                       GRANTED TO      EXERCISE                     STOCK PRICE APPRECIATION
                         OPTIONS        EMPLOYEES       PRICE       EXPIRATION         FOR OPTION TERM (2)
NAME                 GRANTED (#)(1)      IN 2005        ($/SH)         DATE           5%($)          10%($)
--------------------------------------------------------------------------------------------------------------
Brian J. Kelley          80,000           9.2%           2.70        10/25/15         135,841       344,248
Kenneth G. Brix          40,000           4.6%           2.70        10/25/15          67,921        172124
Roy A. Strutt             None
Michael N. Keefe         10,000           1.1%           2.70        10/25/15          16,980        43,031
Garrett Sullivan         20,000           2.3%           2.70        10/25/15          33,960        86,062

--------------------
(1) These options were granted under the Company's 1990 Stock Option Plan at an exercise price equal to the closing market price on the date of grant and are exercisable in three equal installments over 30 months. Normally, options are granted in connection with the review of annual compensation; however, the Compensation Committee may grant options at other dates at its discretion.

(2) The potential realizable value of the options in the table above is calculated based upon the term of the option at its time of grant, and by assuming that the aggregate exercise price appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated price. The hypothetical 5% and 10% assumed annual compounded rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projections of future common stock prices. There can be no assurance that the common stock will appreciate at any particular rate or at all.

       AGGREGATE OPTION EXERCISES IN 2005 AND 2005 YEAR-END OPTION VALUES


     (A)                (B)            (C)             (D)              (E)
                                                                     VALUE OF
                                                    NUMBER OF      UNEXERCISED
                                                   UNEXERCISED     IN-THE-MONEY
                                                   OPTIONS AT       OPTIONS AT
                                                   YEAR-END(#)     YEAR-END ($)
                  SHARES ACQUIRED     VALUE      -------------    -------------
                        ON         REALIZED ON    EXERCISABLE/     EXERCISABLE/
NAME                EXERCISE (#)   EXERCISE ($)  UNEXERCISABLE    UNEXERCISABLE
----                ------------   ------------  -------------    -------------
Brian J. Kelley        None                     242,500/100,000  $60,000/ $4,200
Kenneth G. Brix        None                      86,667/48,333   $25,000/ $1,750
Roy A. Strutt          None                         86,667/0       $25,000/ $0
Michael N. Keefe       None                      86,667/18,333    $25,000/$1,750
Garrett Sullivan       None                      86,667/28,333    $25,000/$1,750

PENSION PLANS

        In 1977, the Company adopted a non-contributory, defined benefit pension plan covering substantially all employees in the United States. The Company's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as the Company may determine to be appropriate from time to time.

        In 1994, the Company amended the pension plan to eliminate future benefit accruals after June 30, 1994. Accordingly, new employees are not eligible to participate in the plan and the accrued pension benefit of earlier participants will remain at the level earned based on service through June 30, 1994. At January 1, 2006, the accrued annual pension benefits payable upon the retirement of the officers identified in the Summary Compensation Table were:
Brian J. Kelley - $0; Kenneth G. Brix - $0; Michael N. Keefe - $6,319; Garrett Sullivan - $4,623; and Roy A. Strutt - $0.

COMPENSATION OF DIRECTORS

        Directors who were not employees of the Company in 2005 were entitled to payment of (a) an annual fee of $8,000, (b) $1,000 for each Board meeting attended, of which there were six during 2005, and for each meeting of a committee of the Board not held in conjunction with a Board meeting, of which there were none in 2005 and (c) $1,000 for each substantive part of a business day that a director is requested to assist management in the future development of the Company's business, of which there were three such occasions in 2005. Directors may voluntarily defer the receipt of such fees to a future year. Directors may elect to be paid in cash or in shares of Common Stock of the Company. If a director elected to be paid in shares, he was entitled to 125% of the equivalent value in shares. Directors are also entitled to reimbursement of reasonable travel expenses.

        In September 1998, the Board unanimously approved the Directors' Stock Option Plan covering directors and officers who are not employees of the Company; the stockholders approved the adoption of the Directors' Stock Option Plan (the "Directors' Plan") and the awards thereunder at the Annual Meeting of Stockholders on May 13, 1999. The Board of Directors amended the Directors' Plan in 2000, 2001 and 2003, which amendments were approved by stockholders on May 11, 2000, May 17, 2001 and May 8, 2003, respectively. The terms of the Directors' Plan provide for an automatic award on August 1 of each year to each person who is a participant of options to purchase (1) 6,000 shares of Common Stock in each subsequent year thereafter and (2) sixty days following the initial election of a director by the Board of Directors a pro rata portion of shares of the annual award. The option exercise price is 100% of the fair market value per share of Common Stock on the date of the award, as defined in the Directors' Plan. Generally, the options become exercisable one year after the date of award and expire ten years after the date of award. During 2005, Messrs. Connors, Meehan, Merritt and Stuart were awarded options to purchase 6,000 shares of Common Stock each on August 1 at an exercise price of $3.22 per share. None of the Directors exercised options in 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee is composed of Messrs. Merritt and Stuart, each of whom are "non- employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "independent" directors under the American Stock Exchange listing standards. John T. Connors and Jack Meehan served on the Compensation Committee until their resignations from the Board on

September 5, 2006 and October 16, 2006, respectively. Mr. Connors was counsel with the law firm of Pillsbury Winthrop Shaw Pittman LLP until September 2005, which the Company retained during that period.

        The Company has advanced to officers amounts principally for income taxes related to stock awards under its 1990 Stock Option and Restricted Stock Plans and stock bonuses. In connection therewith, the largest aggregate amount the executive officers were indebted to the Company since January 1, 2005, are as follows: Mr. Kelley, former President and a former director - $562,067; Mr. Brix, a Vice President - $193,375; Mr. Keefe, a Vice President -$96,955; and Mr. Strutt, a former Vice President - $683,023, all of which was fully repaid by each in 2006. The largest aggregate amount which Mr. Sullivan, Treasurer, was indebted to the Company since January 1, 2005, which is also the aggregate amount due at October 20, 2006 was $436,607. The above indebtedness, which is partially unsecured and is payable on demand, bears interest at varying rates approximating market rates. There were no such advances subsequent to July 28, 2002.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of the Company has prepared the following report for inclusion in this Proxy Statement.

        The Compensation Committee annually reviews the performance contributions of the officers of the Company (including the Chief Executive Officer) and makes adjustments to all forms of compensation to those officers. In this capacity the Compensation Committee has oversight capacity, reviews the structure and cost effectiveness and sets performance objectives for the Company's various compensation programs. The Compensation Committee also administers all compensation plans of the Company payable to employees in securities of the Company. The Compensation Committee endorses the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and has increasingly used these elements in the Company's compensation packages for its executive officers.

COMPENSATION PHILOSOPHY

        The Company's compensation programs are designed to serve the Company's goals of long-term growth and to help achieve the Company's business objectives. The Company seeks to integrate all compensation programs with the Company's annual and long-term business objectives and strategy and focus executive behavior on the fulfillment of those objectives.

        To that end the Company follows certain principles in its compensation of executives:

        o     The Company pays competitively.

        o The Company is committed to providing a compensation program that helps attract, motivate and retain the best people in the industry. To ensure that pay remains competitive, the Company compares its pay practices with those of comparable companies.

        o     The Company pays for relative sustained performance.

        o Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

        o     The Company seeks fairness in the administration of compensation.

        o The Company applies its compensation philosophy Company-wide. The Company tries to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives inside the Company and its subsidiaries and at comparable companies.

        To serve these objectives and maintain these principles the executive compensation program of the Company is comprised of several elements, including base salary, a cash or stock bonus, stock option, restricted stock and stock purchase plans as well as certain welfare and retirement benefits.

2005 EXECUTIVE COMPENSATION

        Based on the Company's performance over the past several years, generally, no increases in cash compensation have been awarded to executive officers since 2000. In mid-2003, salaries of all the executive officers and substantially all other employees were reduced 10%. In 2005, in recognition of the attainment of certain performance goals (including the identification of new strategic initiatives; the successful identification of a potential acquisition candidate; the acquisition and integration of ThinkEngine Networks, Inc.; product development and the identification of new markets), the Company restored the executive officers' salaries to pre-reduction levels and stock options, the value of which is dependent upon the future value of the Company's Common Stock, and cash bonuses were awarded to the executive officers.

2005 CEO COMPENSATION

        The Chief Executive Officer's compensation is based on the same policies and criteria as the other executive officers. Accordingly, in 2005, in light of the performance goals identified above: (i) Mr. Kelley's salary was restored to its 2000 level of $300,000; (ii) Mr. Kelley was granted options to purchase 80,000 shares of the Company's Common Stock under the Company's 1990 Stock Option Plan and (iii) Mr. Kelley was awarded a cash bonus of $60,000.


                                    By: COMPENSATION COMMITTEE

                                        William A. Merritt     William J. Stuart

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth securities authorized for issuance under all equity compensation plans of the Company at December 31, 2005.

                      EQUITY COMPENSATION PLAN INFORMATION

                                  (A)                       (B)                          (C)
                                                                                 NUMBER OF SECURITIES
                                                                           REMAINING AVAILABLE FOR FUTURE
                        NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE           ISSUANCE UNDER EQUITY
                        BE ISSUED UPON EXERCISE      EXERCISE PRICE OF           COMPENSATION PLANS
                        OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,         (EXCLUDING SECURITIES
PLAN CATEGORY            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS         REFLECTED IN COLUMN(A)
-------------            --------------------      --------------------        ----------------------
Equity compensation            1,237,970                   $3.83                     112,642(1)
plans approved by
security holders
Equity compensation           1,281,083(2)                 $2.55                      60,497(3)
plans not approved by
security holders
Total                          2,519,053                   $3.37                       173,139

(1) Consists of (a) 52,478 shares available for grant of rights under the 1967 Employee Stock Purchase Plan, (b) 37,264 shares available for grant of stock options and (c) 22,900 shares for grant under the Restricted Stock Plan.
(2)   Consists of shares available for issuance, as follows:
          (a) Rights granted in 2002 to executives to receive 395,000 shares of Common Stock on January 2, 2006. Such rights are subject to immediate vesting in the event of a change in control of the Company and pro-rata vesting in the event of death or involuntary termination for reasons other than cause. The total value of the rights at the date of grant was $612,000 based on the fair market value of the Common Stock ($1.55 per share) on the date of grant; $160,000 was charged to expense in 2005 related to this grant.
          (b) Rights of directors to receive 110,083 shares of Common Stock. Directors may elect to receive their fees in shares of Common Stock and defer receipt of such shares to a future date. If a director elects to be paid in shares, he is entitled to 125% of the equivalent value of the fees in shares.
          (c) Rights granted in 2001 to executives to receive 71,000 shares of Common Stock, the receipt of which has been voluntarily deferred by the executives to a future year. The total value of the rights was $338,000 based on the average fair market value of the Common Stock as the shares vested during 2001 ($4.76 per share), which amount was charged to expense in 2001.
          (d) Employment inducement stock options granted to newly hired employees during 2005 to purchase 705,000 shares of Common Stock at an average exercise price of $2.55 per share; the exercise price is equal to the fair market value of the Common Stock on the date of grant.
(3)   Consists of shares available for issuance for directors' fees.

PERFORMANCE GRAPH

      The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Hemscott (formerly Media General) Telecommunications Processing Systems and Products Industry Group (the "Peer
Group") for the five years ended December 31, 2005.1

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET


                                [GRAPHIC OMITTED]


                      2000   2001    2002    2003   2004    2005
Cognitronics          $100   $53     $29     $38    $46     $27
Peer Group            $100   $31     $8      $18    $18     $14
S&P 500               $100   $88     $69     $88    $98     $103
-------------------  ------ ------ -------  ------ ------  ------

--------------
     1 Assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 2000 and that all dividends were reinvested.

                             ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States, the audited financial statements and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 "Codification of Statements on Auditing Standards" as may be modified or supplemented. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee also selected Carlin, Charron and Rosen, LLP as the Company's independent auditors for the year ending December 31, 2006.

               By: AUDIT COMMITTEE

                   William A. Merritt        William J. Stuart, Chairman


QUALIFICATIONS OF AUDIT COMMITTEE MEMBERS

        The Company's Board has reviewed the qualifications of each of the members of the Audit Committee, comprised of Messrs. Merritt, Scott and Stuart, and has determined that all of them are independent (as independence is defined in the American Stock Exchange's listing standards). The Board also determined that William J. Stuart qualifies as an "audit committee financial expert" as defined in the regulations of the Securities and Exchange Commission.

AUDIT COMMITTEE CHARTER

        In May 2000, the Board adopted an Audit Committee Charter. In May and September 2001, the Audit Committee reassessed the charter and recommended amendments, which the Board approved. The Committee made no changes to its charter in 2002 or 2003. In 2004, the Committee reassessed its charter and recommended amendments, which the Board approved, to reflect changes in the American Stock Exchange listing standards, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Sarbanes-Oxley Act. The charter sets forth the organization of the Audit Committee, a statement of policy and the Audit Committee's responsibilities and processes. In 2005, the Audit Committee reviewed and reassessed the charter without change. The Audit Committee shall review and reassess the charter at least annually and request the approval of the Board of any changes thereto.

INDEPENDENT AUDITORS' FEES

        The Company's Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and services provided by, the Company's independent auditing firm. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the Company's pre-approval policies and procedures.

        The aggregate fees billed or expected to be billed by the Company's principal independent auditors for its 2005 services are as follows:


                                                               2005        2004
                                                               ----        ----
Audit Fees - Review of the Company's quarterly              $138,600     $99,000
financial statements, audit of the annual financial
statements and related consultation.
Audit-Related Fees                                             None        None
Tax Fees                                                       None        None
Other fees                                                     None        None

OTHER INFORMATION CONCERNING THE BOARD OR ITS COMMITTEES

        The Company's Board has four Committees - Audit, Compensation, Executive and Nominating. The Audit Committee, of which Messrs. Merritt, Scott and Stuart are members, meets with the independent auditors and reviews and reports to the Board of Directors on the scope and results of audits. The Compensation Committee, of which Messrs. Merritt and Stuart are members, is charged with reviewing officers' compensation and administers the Company's 1967 Employee Stock Purchase Plan, 1990 Stock Option Plan and Restricted Stock Plan. The Executive Committee, of which Messrs. Connors, Kelley and Meehan were members until their resignations as directors on September 5, 2006,

August 16, 2006 and October 16, 2006, respectively, is authorized to consider and take action on matters in the absence of a full Board of meeting. The Nominating Committee, of which Messrs. Merritt and Stuart are members, is charged with reviewing the performance of directors and considering all nominations (including nominations by stockholders) to the Board of Directors of the Company. During 2005, the Committees met as follows: Audit - four times; Nominating Committee - once; the Compensation Committee - twice. The Executive Committees did not meet in 2005.

        During 2005, the Board met six times, during two of which the non-management Directors met in executive session without non-independent directors and management. Each Director of the Company attended 75% or more of the total number of meetings of the Board held during the year and of the Committees of the Board on which he served. It is the Company's policy that it is the responsibility of individual directors to make themselves available to attend scheduled and special Board meetings and annual meetings of the Company's stockholders. All of the Company's directors as of the date of the 2005 annual meeting of the Company's stockholders were in attendance for the 2005 annual stockholder meeting.

NOMINATING COMMITTEE

        In September 2004, the Board adopted a Nominating Committee Charter which reflects changes in the American Stock Exchange listing standards, Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Sarbanes-Oxley Act. The charter sets forth the organization of the Nominating Committee, a statement of policy and the Nominating Committee's responsibilities and processes. The Nominating Committee shall review and reassess the charter at least annually and request the approval of the Board of any changes thereto.

        All members of the Nominating Committee qualify as independent under the American Stock Exchange listing standards.

        The Nominating Committee will consider stockholder recommendations of candidates to serve as Directors when the recommendations are properly submitted. In evaluating a prospective candidate, the Nominating Committee considers the extent to which the candidate possesses the following qualifications, characteristics and skills: (a) achievement in the individual's career; (b) breadth of experience; (c) soundness of judgment; (d) high personal and professional ethics, integrity and values; (e) ability to make independent, analytical inquiries; (f) ability to contribute to a diversity of viewpoints among Board members; (g) willingness and ability to devote the time required to adequately perform Board activities and (h) ability to represent the corporate interests of the Company. The Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by the Company's directors, management or employees. Any stockholder recommendations which are submitted must include the candidate's name and qualifications for Board membership and must be addressed to Corporate Secretary, Cognitronics Corporation, 3 Corporate Drive, Danbury, Connecticut 06810-4130. For potential nominees to be considered for election at the 2007 Annual Meeting of Stockholders, the Corporate Secretary must receive this information by January 19, 2007. The notice must set forth the candidate's name, age, business address, residence address and principal occupation or employment. In order to be presented as a nominee, the candidate would also be required to provide the number of shares of Common Stock beneficially owned by the candidate and other information that would be required to solicit a proxy under the federal securities law. In addition, the notice must include the submitting stockholder's name, address, the number of shares of Common Stock beneficially owned as of the date the recommendation is made and the period of time that the shares have been held. Stockholders may communicate with the Board, including non-management directors, by sending an e-mail to bod@cognitronics.com or a letter to the Cognitronics Board of Directors, c/o Corporate Secretary at the address set forth in the above paragraph. All correspondence will be reviewed by the Corporate Secretary and forwarded directly to the addressee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Indemnity Agreements between the Company and individual officers and directors have been executed to allow those officers and directors to benefit from New York's indemnification statute. In accordance with the provisions of these Indemnity Agreements, the Company has agreed, subject to limitations, to indemnify and pay the reasonable expenses of officers and directors adjudicated liable in any civil, criminal or other action or proceeding, including any derivative action, for the acts or decisions made by them in good faith while performing services for the Company. Such indemnification would be made by the Company as specified in the Indemnity Agreements and any expenses or other amounts paid by way of indemnification, otherwise than by court order or action of the stockholders, would be reported to stockholders as provided by law. No indemnification by the Company would be made to or on behalf of any officer or director if a judgment or other final adjudication adverse to such officer or director established that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. The Indemnity Agreements also obligate the Company to advance to officers and directors funds to pay the reasonable expenses incurred from time to time before any final determination of their rights to indemnification, subject to repayment to the extent required by the indemnification terms.

        The Company's Certificate of Incorporation limits the personal liability of directors to the Company or its stockholders for certain breaches of duty as directors, as permitted by New York law.

        The Company carried Directors' and Officers' Liability Insurance covering directors and officers for amounts up to $5 million in 2005.

        Until October 2005, the Company retained Pillsbury Winthrop Shaw Pittman LLP. John T. Connors, a former director, was counsel of that firm until September 2005.

        The Company has entered into Executive Severance Agreements (the "Agreements") regarding change in control with Messrs. Kelley, Brix, Strutt, Keefe and Sullivan(individually, the "Executive"; collectively, the "Executives"). Under these Agreements, a "change in control" occurs if (a) the stockholders of the Company approve (i) any merger or consolidation of the Company (unless the voting stock of the Company outstanding immediately prior thereto continues to represent more than 50% of the combined voting power of the Company or the surviving entity thereafter or at least a majority of the directors of the Company or the surviving entity after the merger or consolidation were directors of the Company prior thereto), (ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets to any other company or (iii) any plan or proposal for the liquidation or dissolution of the Company, (b) persons who were directors of the Company on November 1, 1995

(the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any person subsequently becoming a director whose election is approved by a vote of at least a majority of the then Incumbent Directors will be considered an Incumbent Director or (c) any person (other than the Company, its subsidiaries or any employee benefit plan of the Company), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's Common Stock. The Agreements provide that the Executive's compensation, responsibilities and employee benefits will not be reduced following a change in control. The Agreements also provide that if the Executive's employment with the Company is terminated under certain circumstances the Executive will continue to receive certain medical, insurance and other employee benefits for a period of two years and will receive a lump sum payment equal to 200% of the sum of (A) the greater of (i) the Executive's annual salary as in effect immediately prior to the termination or (ii) the Executive's salary as in effect immediately prior to the change in control and
(B) the greater of (i) the Executive's annual bonus for the prior annual period, including performance bonus, amounts vested under the Company's Restricted Stock Plan and amounts under any other bonus program of the Company (the "Bonus Amounts") or (ii) the average Bonus Amounts for the prior two years. These benefits will be provided to the Executives, other than Mr. Kelley, in the event that the Executive's employment is terminated within two years following a change in control (i) by the Company for any reason other than death, disability or cause or (ii) by the Executive under certain, limited circumstances, and to Mr. Kelley if his employment is voluntarily or involuntarily terminated (other than for death, disability or cause) within two years following a change in control. Notwithstanding the foregoing, payments to the Executives under the Agreements are limited to such amounts to permit all payments to the Executives to be made by the Company to be deductible in accordance with Section 280G of the Internal Revenue Code. The terms of these Agreements expire on October 16, 2010, unless a change in control has occurred on or prior to such date, in which case the Agreements will continue in effect for two years following the change in control.

        In the event of a change in control, the Company's 1990 Stock Option and Directors' Option Plans provide that all outstanding stock options will become fully exercisable. In the event of a change in control followed by termination of employment, the Company's Restricted Stock Plan provides that the restrictions on shares of the Company's Common Stock previously awarded will terminate.

        Information with respect to advances to officers is set forth herein under the caption Compensation Committee Interlocks and Insider Participation.

        On November 18, 2005, the Company acquired Think Engine Networks, Inc. from Prism Venture Partners III L.P. and Prism Venture Partners III-A, L.P. ("PVP III" and PVP III-A", respectively). Robert C. Fleming was a member of Prism Venture Partners III, LLC which is the sole general partner of PVP III and PVP III-A. Mr. Fleming is also a director of the Company.

        On December 22, 2005, the Company sold its ownership interest of its wholly-owned subsidiary, Dacon Electronics, PLC ("Dacon"), located in the United Kingdom to Silbury 307 Limited ("Silbury"), in an arms length transaction. Roy
A. Strutt, former Vice President of European Operations of the Company and Managing Director of Dacon, is the sole shareholder of Silbury.

        On August 16, 2006, in connection with his resignation as President and Chief Executive Officer and as a director of the Company, the Company entered into a Severance and Release Agreement with Brian J. Kelley (the "Severance Agreement"). Pursuant to the Severance Agreement, the Company will pay to Mr. Kelley a lump sum of $390,723 (which amount includes accrued vacation and other expenses) and will arrange to provide Mr. Kelley with payment of such amounts under COBRA as are required to maintain existing health insurance coverage until August 2007 (less amounts payable by Mr. Kelley had he remained employed by Cognitronics). The Company will also allow Mr. Kelley the continued use of his Company automobile for ninety days and agreed to reimburse Mr. Kelley for his legal and accounting expenses of up to an aggregate of $10,000. Mr. Kelley and the Company also provided each other with a general release of claims. Further, the Company also extended the period for Mr. Kelley to exercise his outstanding Company stock options to two years from the date of the Severance Agreement and accelerated the vesting of a previously unvested option to purchase 53,333 shares of Company common stock. The Company also agreed to remove the restrictions on 62,550 shares of unvested restricted Company common stock. Mr. Kelley also agreed to repay his outstanding loan to the Company in the amount of $524,133.27 by tendering to the Company for cancellation 259,472 shares of Company common stock (valued at the closing price on the American Stock Exchange on the date immediately preceding the date of the Severance Agreement). Pursuant to the Severance Agreement, Mr. Kelley will continue to provide certain consulting services to the Company with respect to sales and marketing of the Company's CX product line for a period of twelve (12) months. In consideration for these services, Mr. Kelley will receive a consulting fee equal to five percent (5%) of any revenues received by the Company as a result of new orders of the Company's CX product line ("Qualified Sales") during the Consulting Period.

         On March 31, 2006, Mr. Keefe's employment as Vice President, Engineering terminated. Under the terms of his severance, the Company will pay severance compensation in installments aggregating a minimum of $88,846 through November 24, 2006 and a maximum of $110,385 through January 19, 2007 under certain circumstances. Further, the Company will provide Mr. Keefe with payment of such amounts under COBRA as are required to maintain his existing health insurance coverage until the end of the severance period (less amounts payable by him had he remained employed by Cognitronics).

         On June 30, 2006, Mr. Brix's's employment as Vice President, Sales terminated. Under the terms of his severance, the Company will pay severance compensation, including accrued vacation) in installments aggregating a minimum of $95,000 through January 5, 2006. Further, the Company agreed to allow Mr. Brix the continued use of his Company automobile for through December 2006.

         On October 18, 2006, Mr. Zizzo's employment as Vice President, Operations terminated. Under the terms of his severance, the Company will pay severance compensation in installments aggregating a minimum of $55,000 through April 27, 2007. Further, the Company will provide Mr. Zizzo with payment of such amounts under COBRA as are required to maintain his existing health insurance coverage until the end of the severance period (less amounts payable by him had he remained employed by Cognitronics).

         On August 16, 2006, the Company entered into an Employment Agreement with Mr. Mitchell under which he serves the Company as its President and Chief Executive Officer. The terms of the agreement provide for (i) employment "at will", (ii) compensation at a base salary at the annual rate of $250,000 payable in installments and (iii) an "inducement" grant of 200,000 shares of the Company's Common Stock which will vest on the fourth anniversary of his employment with the Company or, if sooner, upon a change of control of the Company. Further, if Mr. Mitchell's employment is terminated (i) by the Company without Serious Cause or (ii) by him for Good Reason, the Company will continue to pay his then-current base salary for a period of six months from the date of such termination. Also, if his employment is terminated without Serious Cause or for Good Reason within two years following a Change of Control of the Company, he will be entitled to receive his then-current base salary for a period of one year from the date of such termination.

        On October 31, 2005, the Company's wholly-owned subsidiary, ThinkEngine Networks, Inc., entered into an Employment Agreement with Mr. Gagne under which he will serve as Vice President,

Engineering; on March 23, 2006, Mr. Gagne was elected Vice President, Engineering of the Company. The agreement provides (i) compensation at a base salary at the annual rate of $190,000 payable in installments, (ii) incentive compensation equal to the greater of one percent of ThinkEngine's product sales or $30,000 per annum and (iii) "inducement" options to purchase 125,000 shares of the Company's Common Stock which will become exercisable in three equal annual installments commencing on May 1, 2006 or, if sooner, upon a change of control of the Company. Further, if Mr. Gagne's employment is terminated for other than "cause", the Company will pay him a lump sum severance payment equal to his then-current annual base salary. The term of the agreement terminates on December 31, 2008.

        Except as described above, no director or officer had any material interest in any material transaction of the Company or any of its subsidiaries during the period from January 1, 2005 to October 20, 2006 or any such proposed transaction, nor had any of their associates.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct that applies to all of its directors, officers and employees, including its chief executive officer and chief financial officer. The Board reassessed and restated the Code of Business Conduct and Ethics in 2005, a copy of which will be provided without charge upon a written request addressed to Corporate Secretary, Cognitronics Corporation, 3 Corporate Drive, Danbury, CT 06810-4130.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        In accordance with Section 16(a) of the Exchange Act, the Company's directors, officers and any person holding more than ten percent of the Company's Common Stock are required to file reports of ownership of the Company's equity securities and any changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Company. The Company believes that all of these filing requirements were timely satisfied during 2005 by its directors, officers and ten percent holders, except each of the following made late filings of such reports: Messrs. Brix, Connors, Keefe, Kelley, Mayer, Meehan, Sullivan, Stuart and Zizzo - 1 report, 1 transaction each and Mr. Merritt - 7 reports, 8 transactions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors believes that a vote in favor of election of the nominees to serve as members of the Board is in the best interests of the Company. The affirmative vote of the plurality of outstanding shares of Common Stock represented at the Annual Meeting is required for approval to this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the election. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE SIX NOMINEES TO THE BOARD OF DIRECTORS.

2.   APPROVAL OF THE CHANGE OF THE STATE OF INCORPORATION FROM NEW YORK TO
     DELAWARE

OVERVIEW

        The Board has unanimously adopted and approved, and recommends that the Company's shareholders adopt and approve, the change to the state of incorporation of the Company from New York to Delaware through a merger (referred to herein as the "Reincorporation") of the Company with and into its wholly-owned subsidiary ThinkEngine Networks, Inc., a Delaware corporation (the "Subsidiary"), pursuant to a merger agreement by and between the Company and the Subsidiary and dated , 2006 (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit A.

        The Reincorporation and the transactions incident thereto will not result in any change in the business or the assets, liabilities, or net worth of the reincorporated entity. In addition, the directors and officers of the Surviving Corporation (as defined below) will be the same as those of the Company. The Reincorporation will provide the Company with the advantages of the corporate laws of Delaware and will in connection therewith effect changes to the Company's certificate of incorporation and bylaws as described below.

        The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code (the "Code"), whereby the Company will be merged with and into the Subsidiary, the Company's separate corporate existence shall cease, and the Subsidiary shall continue as the surviving corporation (the surviving Delaware corporation is referred to herein after giving effect to the Reincorporation as the "Surviving Corporation"). At the effective time of the Reincorporation, all issued and outstanding shares of the Company common stock ("Common Stock") will automatically be converted into shares of common stock of the Surviving Corporation (the "Delaware Common Stock") with no action required on the part the shareholders of the Company.

        The Merger Agreement in the form attached hereto has been adopted and approved by the Board. The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the merger, even after requisite shareholder approval thereof, if for any reason, the Board determines that it is inadvisable to proceed with the merger.

        As soon as practicable after receiving shareholder approval, the Company will file a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, at which time the Reincorporation will be effective.

        At the effective time of the Reincorporation, and without any additional action by the shareholders, each issued and outstanding share of Common Stock will be converted into one share of Delaware Common Stock resulting in all shareholders automatically becoming shareholders of the Surviving Corporation.

        After the effective time of the Reincorporation, shareholders of the Surviving Corporation will not be required to exchange stock certificates that represent Common Stock for stock certificates representing Delaware Common Stock. As of the effective time of the Reincorporation, all stock certificates representing shares of Common Stock will automatically be deemed to represent an equal number of shares of Delaware Common Stock.

        SHAREHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING COMMON STOCK AND SHOULD NOT SEND STOCK CERTIFICATES REPRESENTING COMMON STOCK TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE REINCORPORATION.

        After the Reincorporation, shareholders of the Surviving Corporation may use stock certificates issued prior to the Reincorporation to sell or transfer shares of Delaware Common Stock. New stock certificates representing shares of Delaware Common Stock will be issued in connection with transfers of Delaware Common Stock that take place after the Reincorporation. After the effective time of the Reincorporation, on the written request of any shareholder of the Surviving Corporation, the Surviving Corporation will cause its transfer agent to issue to such shareholder a new stock certificate in exchange for a stock certificate held by such shareholder issued prior to the time of the Reincorporation subject to normal stock transfer requirements, which include compliance with all applicable federal and state securities laws and regulations, delivery of the original stock certificate with proper endorsement and stock power, acceptable authorization for such transfer, and payment of applicable taxes and transfer agent fees.

        Shares of Common Stock that were freely tradable before the effective time of the Reincorporation will be automatically converted into shares of freely tradable Delaware Common Stock and shares of Common Stock with transfer restrictions before the effective time of the Reincorporation will be automatically converted into shares of Delaware Common Stock with the same transfer restrictions. For purposes of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), the Reincorporation on its own will not affect the acquisition date of the shares of Common Stock converted into shares of Delaware Common Stock. Immediately after the effective time of the Reincorporation, all shares of Delaware Common Stock will be deemed, for Rule 144 purposes, to have been acquired on the date the shares of Common Stock were acquired.

SUMMARY TERM SHEET

Companies:    Cognitronics Corporation, a New York corporation incorporated in
              New York on January 2, 1962. The Company designs, manufactures and markets voice processing systems.

              ThinkEngine Networks, Inc., a Delaware corporation and wholly-owned subsidiary of the Company that prior to the Reincorporation, will not have engaged in any activities except in connection with the Reincorporation.

Approval:     The Reincorporation and the terms of the Merger Agreement were approved at a meeting of the Board of Directors held on October 6, 2006.

Transaction   To effect the Reincorporation, the Company will merge with and
Structure:    into the Subsidiary and thereafter the Company will cease to exist as a separate entity. The Subsidiary will be the surviving
              Delaware corporation.

Exchange of   Shares of common stock of Cognitronics Corporation, the New York
Common Stock: corporation (the "Common Stock") will automatically be converted on a one-for-one basis into shares of common stock of ThinkEngine
              Networks, Inc., the Delaware corporation (the "Delaware Common
              Stock") at the effective time of the Reincorporation without any action required by the shareholders.

              Upon the effective time of the Reincorporation, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by Cognitronics Corporation (individually, an "Equity Plan" and, collectively, the "Equity Plans"), and shall reserve for issuance under each Equity Plan a number of shares of Delaware Common Stock equal to the number of shares of Common Stock so reserved immediately prior to the effective time of the Reincorporation. Each unexercised option or other right to purchase Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the Reincorporation, become an option or right to purchase Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Cognitronics Corporation option or stock purchase right. Each other equity-based award relating to Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the Reincorporation, become an award relating to Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the effective time of the Reincorporation.

Purpose: The purpose of the Reincorporation is to change the Company's state of incorporation from New York to Delaware and is intended to permit the Company to be governed by the Delaware General Corporation Law ("Delaware Law") rather than by the New York Business Corporation Law ("New York Law").

Effective     The Reincorporation will become effective on the filing of the
Time:         Certificate of Ownership and Merger with the Secretary of State of
              Delaware and the Certificate of Merger with the Secretary of State of

              New York. These filings are anticipated to be made as soon as practicable after receiving the requisite shareholder approval and as soon as permitted by the notice requirements of the Exchange Act or as early as practicable thereafter.

Effect of        At the effective time of the Reincorporation:
Reincorporation:

              |_|   the Company will cease to exist as a separate entity;

              |_| the shareholders of the Company will become shareholders of the Surviving Corporation;

              |_| the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common Stock;

              |_| the Surviving Corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and the Subsidiary;

              |_| the Surviving Corporation shall be governed by the applicable laws of Delaware and the Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws") of the Subsidiary in effect at the effective time of the Reincorporation;

              |_| the officers and directors of the Company will be the officers and directors of the Surviving Corporation; and

              |_| the Surviving Corporation will operate under the name ThinkEngine Networks, Inc., with a ticker symbol of ____.

Tax           The Reincorporation is intended to qualify as a tax-free
Consequences: reorganization for federal income tax purposes. If the
              Reincorporation does so qualify, no gain or loss would generally be recognized by the shareholders of the Company upon conversion of shares of Common Stock into shares of Delaware Common Stock. We believe, but cannot assure you, that there will no tax consequences for the shareholders of the Company. You are urged to consult your own tax advisor for tax implications related to your particular situation.

REASONS FOR THE REINCORPORATION

        The purpose of the Reincorporation is to change the legal domicile of the Company from New York to Delaware. The Board believes that this change in domicile would be in the best interests of the shareholders of the Company for a number of reasons.

        Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. Because of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both Delaware's legislature and its courts have demonstrated an ability and willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

        The Board believes that reincorporation from New York to Delaware will enhance the Company's ability to attract potential business combination candidates and to attract and retain qualified members to its Board.

MATERIAL TERMS OF MERGER AGREEMENT

        The following discussion summarizes the material terms of the Merger Agreement; however, such summary is not and does not purport to be a complete statement of all of the terms and provisions of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A. The shareholders of the Company are urged to read the entire Merger Agreement carefully as it is the legal document governing the Reincorporation.

        To effect the Reincorporation, and subject to the terms and conditions of the Merger Agreement, the Company will merge with and into the Subsidiary and, immediately thereafter, the Company's separate legal existence shall cease and the Subsidiary shall continue as the surviving Delaware corporation. The Surviving Corporation shall be governed by the Delaware Law and succeed to all rights, assets, liabilities, and obligations of the Company and the Subsidiary.

        At the effective time of the Merger, the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common Stock.

        The Merger Agreement provides that the Delaware Certificate and the Delaware Bylaws will be the certificate of incorporation and bylaws of the Surviving Corporation following the Reincorporation, which will result in changes to the governance and operation of the Company. A summary of material changes to the charter documents is provided below under the section entitled SIGNIFICANT DIFFERENCES IN CHARTER DOCUMENTS.

        The Merger Agreement provides that the officers and directors of the Company, as of the effective time of the Merger, shall remain as the officers and directors of the Surviving Corporation after the Reincorporation who shall serve as such until their successors are duly elected or appointed and qualified.

        Approval of the Reincorporation will also constitute approval of the form of Merger Agreement, the Delaware Certificate and the Delaware Bylaws, which are attached hereto as Exhibit A, Exhibit

B, and Exhibit C, respectively. Approval of the Merger Agreement, the Delaware Certificate and the Delaware Bylaws is necessary as incidental to the Reincorporation. The discussion contained in and information provided by this Proxy Statement is qualified in its entirety by reference to the full text of the agreements and documents attached hereto as Exhibits.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

        The following summary of certain material federal income tax consequences of the Reincorporation does not purport to be a complete discussion of all of the possible federal income tax consequences, and is included for general information only. Further, it does not address any state, local, foreign, or other income tax consequences, nor does it address the tax consequences to the shareholders of the Company that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that shares of Common Stock are held as "capital assets," as defined in the Code. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

  EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE
REINCORPORATION.

        The Reincorporation is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368 of the Code. If it does so qualify, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Company on the conversion of their Common Stock into shares of Delaware Common Stock, and no gain or loss will be recognized for federal income tax purposes by the Company or the Subsidiary.

        The Company's views regarding the tax consequences of the Reincorporation are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reincorporation may vary significantly as to each shareholder of the Company, depending on the state in which such shareholder resides.

ACCOUNTING TREATMENT

        The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquirer and the Subsidiary is the legal acquirer. The management of the Company will be the management of the Surviving Corporation. Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

REGULATORY APPROVALS

        The Company does not expect the Reincorporation to occur until it has all required consents of governmental authorities, including the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, and the filing of a Certificate of Merger with the Secretary of State of the State of New York, and satisfied applicable requirements of the American Stock Exchange.

INTERESTS OF CERTAIN PERSONS IN THE REINCORPORATION

        No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Reincorporation, which is not shared by all other shareholders of the Company pro rata, and in accordance with their respective interests.

OPERATIONS FOLLOWING THE REINCORPORATION

        The Company designs, manufactures and markets voice processing systems. The Surviving Corporation is expected to continue the business of the Company.

SIGNIFICANT CHANGES RESULTING FROM THE REINCORPORATION

OVERVIEW

        Provided below is a discussion of certain changes that will result from the Reincorporation, including significant differences between New York Law and Delaware Law and between the charter documents of the Company and the Subsidiary. Many provisions of Delaware Law and New York Law may be subject to differing interpretations, and the interpretations offered in this Proxy Statement may be incomplete in certain respects. The discussion is no substitute for direct reference to the New York Law and Delaware Law themselves or for professional guidance as to how to interpret such laws. In addition, the discussion is qualified in its entirety by reference to Delaware Law, New York Law, applicable case law, and the full text of the organizational documents of each of the companies. The shareholders of the Company should read the following discussion in conjunction with the rest of the information provided in this Proxy Statement and the agreements and documents attached hereto as Exhibits, and the New York Law and Delaware Law.

        The Board has recommended that the Company's state of incorporation be changed from New York to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities, or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The most significant effects of the Reincorporation are summarized below.

        Upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of New York, the Company will be merged with and into the Subsidiary pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. After the effective time of the Merger, the Surviving Corporation will be subject to the Delaware Law and the Delaware Certificate and Delaware Bylaws.

SIGNIFICANT DIFFERENCES IN CHARTER DOCUMENTS

        The Surviving Corporation will be governed by the Delaware Certificate and Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws are substantially similar to those currently governing the Company and the shareholders of the Company. The following discussion summarizes some of the most significant differences in the charter documents currently governing the Company and the charter documents that will govern the Surviving Corporation after the Reincorporation. The discussion does not purport to be a complete statement of all differences between such charter documents or the changes that may occur as a result of the Reincorporation to the rights of the Company shareholders or the rights and obligations of the Company and such discussion is qualified in its entirety by reference to the full text of the Delaware Certificate and the Delaware Bylaws which are attached to this Proxy Statement as Exhibits, the Certificate of Incorporation and Bylaws of the Company, which are available in the public filings made by the Company with the SEC, and the entire Delaware Law and New York Law. The Company shareholders are urged to read and review the all such documents and laws carefully.

Par Value
---------

        The par value of the Common Stock, consisting of 20 million shares, is $0.20 per share.

        The par value of the Delaware Common Stock, also consisting of 20 million shares, is $0.001 per share. The change in par value from $0.20 to $0.001 per share is intended to bring the Company in line with the practice of other corporations. The reduction in par value would also mitigate its franchise tax liability. The reduction in par value would be effected by a reduction in the capital stock account and a corresponding increase in the additional paid-in capital account and thus would have no impact in the Company's capital structure.

Notice of Shareholder Meetings
------------------------------

        The Bylaws of the Company requires that written notice for regular and special meetings of the shareholders be given no less than ten (10) nor more than fifty (50) days before the date of the meeting.

        The Delaware Bylaws requires that written notice for regular and special meetings of the shareholders be given no less than ten (10) nor more than sixty
(60) days before the date of the meeting. The increased notice period is intended to bring the Company in line with the practices of other Delaware corporations.

Meetings of the Board of Directors
----------------------------------

        The Bylaws of the Company provide that regular meetings of the Board of Directors require at least five (5) days prior written notice, and special meetings require at least two (2) days prior written notice.

        The Delaware Bylaws provide that regular meetings of the Board of Directors may be held without notice at such time and place as determined by the Board, and special meetings require at least one (1) day prior written notice. Emergency meetings may also be held without notice if a quorum of directors participates personally or by conference telephone. The reduced notice requirements will help facilitate improved director communication and action for the benefit of the Surviving Corporation.

Number of Directors
-------------------

        The Bylaws of the Company provide that the number of directors on the Board shall not be less than three, and the number may be fixed from time to time by a majority vote of the entire Board of Directors or shareholders holding a majority of outstanding shares.

        The Delaware Bylaws provide that the number of directors on the Board shall not be less than three nor more than fifteen, as may be designated from time to time by the Board.

Fiscal Year
-----------

        The Bylaws of the Company provide that the fiscal year shall be fixed at the discretion of the Board of Directors.

        The Delaware Bylaws provide that the fiscal year shall begin on the first of January and end on the thirty-first of December of every year. The fixing of the fiscal year is intended to bring the Company in line with the accounting practices of other corporations.

Indemnification
---------------

        The Bylaws of the Company provide that the Company shall indemnify a party to any actual or threatened action or proceeding by reason of the fact that such party is a director or officer of the Company. The Bylaws also expressly grant the Company the power to enter into additional indemnification arrangements with its officers and directors.

        The Delaware charter documents provide a further condition to the Surviving Corporation's indemnity obligations to the effect that a party's actions give rise to the Company's indemnification responsibilities only when such actions are taken in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Company, or to the fullest extent permitted by Delaware Law. The Delaware Bylaws further provide that the Company's indemnification obligations continue as to a party who ceases to be a director, officer, employee or agent of the Company.

Limitation of Liability
-----------------------

        The Certificate of Incorporation of the Company provides that no director shall be personally liable to the Company or its shareholders for damages for any breach of duty in such capacity, provided the director's breach was not judged to be in bad faith, for reasons of personal gain, or in violation of New York Law.

        The Delaware Certificate provides that no director shall be liable to the Surviving Corporation or its shareholders for monetary damages for any breach of fiduciary duty as a director to the fullest extent permitted by Delaware Law.

Purpose
-------

        The Certificate of Incorporation of the Company explicitly sets forth the purposes for which the Company was formed and activities in which the Company may engage.

        The Delaware Certificate provides that the Company may engage in any lawful activity for which corporations may be organized under Delaware Law. The change from a specific to a general purpose clause affords the Company greater flexibility in its actions without the requirement of amending its Certificate of Incorporation for each new or different activity in which it intends on engaging.

SIGNIFICANT DIFFERENCES BETWEEN NEW YORK LAW AND DELAWARE LAW

        The Company is governed by New York Law. After the effective time of the Reincorporation, the Surviving Corporation will be governed by the Delaware Certificate, the Delaware Bylaws and Delaware Law. The change in application of the law governing the Surviving Corporation will result in certain changes to the Company's rights, governance and structure and changes in the rights and obligations of the Company's shareholders. The following discussion summarizes some of the most significant differences which will result after the effective time of the Reincorporation as a result of the application of Delaware Law versus New York Law. The discussion does not purport to be a complete discussion of all differences between such laws or the changes that may occur as a result of the Reincorporation to the rights of the Company's shareholders or the rights and obligations of the Company and such discussion is qualified in its entirety by reference to the full text of the Delaware Certificate and the Delaware Bylaws which are attached to this Proxy Statement as Exhibits, the Certificate of Incorporation and Bylaws of the Company which are available in the public filings made by the Company with the SEC and the entire Delaware Law and New York Law. The Company's shareholders are urged to read and review all such documents and laws carefully.

Removal of Directors
--------------------

        Delaware Law provides for the removal of directors with or without cause on the affirmative vote by holders representing a majority of the shares of voting stock entitled to vote in an election of directors.

        New York Law provides for the removal of directors only for cause on the affirmative vote by holders representing a majority of the shares of voting stock entitled to vote. A New York corporation's certificate of incorporation or by-laws may grant the board of directors the power to remove a director for cause, unless the director was elected by (i) cumulative voting, (ii) the holders of the shares of any class or series or (iii) the holders of bonds voting as a class.

Shareholder Lists and Inspection Rights
---------------------------------------

        Under Delaware Law, a shareholder may inspect the Delaware corporation's stock ledger, list of shareholders and other books and records for any proper purpose reasonably related to such person's interest as a shareholder. A list of shareholders is to be open to the examination of any shareholder, for any purpose germane to a meeting of shareholders, during ordinary business hours, for a period of at least 10 days prior to such meeting. The list is also to be produced and kept at the place of the meeting during the entire meeting, and may be inspected by any shareholder who is present.

        New York Law provides that a shareholder of record has a right to inspect a New York corporation's shareholder minutes and record of shareholders, during usual business hours, on at least five days' written demand. The examination of the shareholder minutes and record of shareholders must be for a purpose reasonably related to the person's interest as a shareholder.

Corporation's Best Interests
----------------------------

        Delaware Law does not include a specific provision regarding constituencies other than shareholders and creditors to be considered by the directors in determining the corporation's best interests.

        Under New York Law, a director, in taking action, including any action which may involve a change in control of the corporation, is entitled to consider both the long-term and short-term interests of the corporation and its shareholders and the effects that the corporation's actions may have in the short-term or long-term upon any of the following:

        |_| the prospects of growth, development, productivity and profitability of the corporation,

        |_|  the corporation's current employees,

        |_| the corporation's retired employees and others receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation,

        |_|  the corporation's customers and creditors, and

        |_| the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise contribute to the communities in which it does business.

Authorization of Certain Actions
--------------------------------

        Delaware Law requires the approval of the board of directors and at least a majority of the corporation's outstanding shares entitled to vote to authorize a merger or consolidation, except in certain cases where the corporation is the surviving corporation and its securities being issued in the transaction do not exceed 20% of the shares of common stock of the corporation outstanding immediately prior to the effective date of the transaction. A sale of all or substantially all of a Delaware corporation's assets or a voluntary dissolution of a Delaware corporation requires the affirmative vote of the board of directors and at least a majority of such corporation's outstanding shares entitled to vote.

        Under New York Law, the consummation of a merger, consolidation, dissolution or disposition of substantially all of the assets of the New York corporation requires the approval of the corporation's board of directors and two-thirds of all outstanding shares of the corporation entitled to vote and, in certain situations, the affirmative vote by the holders of a majority of all outstanding shares of each class or series of shares.

Indemnification and Limitation of Liability of Directors and Officers
---------------------------------------------------------------------

        Delaware Law permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than one by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such conduct was unlawful. Delaware Law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting a director's liability to a corporation or its shareholders for monetary damages for breaches of fiduciary duty. Delaware Law provides, however, that liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, or knowing violation of the law, and the unlawful purchase or redemption of stock or payment of unlawful dividends or the receipt of improper personal benefits cannot be eliminated or limited in this manner.

        With certain limitations, New York Law permits a New York corporation to indemnify its directors and officers made, or threatened to be made, a party to an action or proceeding by reason of the fact that such person was a director or officer of such corporation unless a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberative dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact financial profit or other advantage to which he or she was not legally entitled. New York Law permits corporations to eliminate, or limit, the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity except liability of a director (i) whose acts or omissions were in bad faith, involved intentional misconduct or a knowing violation of law, (ii) who personally gained a financial profit or other advantage to which he or she was not legally entitled or (ii) whose acts violated certain other provisions of New York Law or for acts or omissions prior to May 4, 1988.

Dividends
---------

        Delaware Law generally provides that the directors of a Delaware corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends out of surplus or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared or the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

        New York Law generally provides that a New York corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends on its outstanding shares, except when the corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid out of surplus only, so that net assets of the corporation after such declaration or payment shall at least equal the amount of its stated capital.

Business Combinations
---------------------

        In general, Delaware Law prohibits an interested shareholder (generally defined as a person who owns 15% or more of a corporation's outstanding voting stock) from engaging in a business combination with that corporation for three years following the date he or she became an interested shareholder. The three-year moratorium is not applicable when: (i) prior to the date the shareholder became an interested shareholder, the board of directors of the corporation approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, he or she owned at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation and by certain employee stock plans), or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the shareholder affirmative vote at a meeting of shareholders of at least two- thirds of the outstanding voting stock entitled to vote thereon, excluding shares owned by the interested shareholder. These restrictions of Delaware law generally do not apply to business combinations with an interested shareholder that are proposed subsequent to the public announcement of, and prior to the consummation or abandonment of, certain mergers, sales of 50% or more of a corporation's assets or tender offers for 50% or more of a corporation's voting stock.

        New York Law prohibits certain business combinations between a New York corporation and an interested shareholder for five years after the date that the interested shareholder becomes an interested shareholder unless, prior to that date, the board of directors of the corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such business combination is permitted only if
(1) it is approved by a majority of the shares not owned by the interested shareholder or (2) certain statutory fair price requirements are met. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

Shareholder Meetings and Action by Written Consent
--------------------------------------------------

        Unless the certificate of incorporation provides otherwise, Delaware Law generally permits shareholders to take action by written consent with the same percentage of voting power (generally, a majority) that would be required for action at a shareholders' meeting, assuming the presence of all shareholders entitled to vote.

        New York Law requires unanimous written consent of shareholders to act by written consent in lieu of a meeting unless the certificate of incorporation specifies a lesser percentage within certain parameters set out in such law.

Issuance of Equity to Directors, Officers and Employees
-------------------------------------------------------

        New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation, as an incentive to service or continued service with the corporation, must be authorized as required by the policies of the stock exchange or automated quotation system on which the corporation's shares are listed or authorized for trading; or if the corporation's shares are not so listed or authorized, by a majority of the votes validly cast at a shareholders meeting or by and consistent with a plan adopted with the vote of a majority of shareholders.

        Delaware Law does not require shareholder approval of such transactions.

Consideration Received for Equity
---------------------------------

        Under Delaware Law, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the issuance of shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

        Under New York Law, consideration for the issuance of shares may consist of money or other property, labor or services actually received, a binding obligation to pay the purchase price in cash or other property, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, personal or real property, services actually rendered or any combination of these, plus consideration for any balance, which may include, in addition, binding obligations described in the preceding sentence.

Appraisal Rights
----------------

        Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets.

        Under Delaware Law, appraisal rights are not available to a shareholder if, among other things: (i) the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (ii) held of record by more than 2,000 shareholders; or (iii) the corporation will be the surviving corporation in a merger that does not require the approval of such corporation's shareholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:


1. shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

2. shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 shareholders after the merger or consolidation occurs; or

3. cash instead of fractional shares of the surviving corporation or another corporation.

        New York Law extends appraisal rights to an exchange of a corporation's shares as well. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Where shares are not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for something of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

 VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors believes that a vote in favor of the change of the state of incorporation from New York to Delaware is in the best interests of the Company for the reasons set forth above. The affirmative vote of two-thirds of the outstanding shares entitled to vote thereon is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the shareholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the election. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CHANGE OF THE STATE OF INCORPORATION FROM NEW YORK TO DELAWARE.

3. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM "COGNITRONICS

CORPORATION" TO "THINKENGINE NETWORKS, INC."

OVERVIEW

        In the event the proposal for Reincorporation described above is not duly adopted and approved, the Board recommends that the shareholders of the Company adopt and approve a change to the Company's name from "Cognitronics Corporation" to "ThinkEngine Networks, Inc."

        An amendment to the Company's Certificate of Incorporation to change the Company's name from "Cognitronics Corporation" to "ThinkEngine Networks, Inc." has been determined by the Board to be in the best interests of the Company and has been approved and declared advisable by the Board as means to convey a more contemporary and forward-looking company, and the Board has directed that the proposed amendment be considered and presented for shareholder approval.

IMPLEMENTATION

        If the proposal for Reincorporation is not duly adopted and approved, and this Proposal 3 is approved by the shareholders of the Company, the Company plans to file a Certificate of Amendment to the Company's Certificate of Incorporation. Pursuant to the Certificate of Amendment, Article I of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:

        "The name of the corporation is: ThinkEngine Networks, Inc. (the "Corporation")."

        Notwithstanding anything herein to the contrary, and notwithstanding shareholder approval of this proposal, the Board of Directors may abandon such amendment to the Company's Certificate of Incorporation prior to its effectiveness under applicable law.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors believes that a vote in favor of the amendment to the Company's Certificate of Incorporation to change the Company's name from "Cognitronics Corporation" to "ThinkEngine Networks, Inc." is in the best interests of the Company. The affirmative vote of a majority of all outstanding shares entitled to vote thereon is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the shareholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the election. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM "COGNITRONICS CORPORATION"
TO "THINKENGINE NETWORKS, INC."

4. APPROVAL OF THE COMPANY'S 1990 STOCK OPTION PLAN, AS AMENDED TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF OPTIONS GRANTED UNDER THE 1990 PLAN BY 550,000

GENERAL

        In July 1990, the stockholders of the Company approved the adoption of the Company's 1990 Stock Option Plan (as amended and approved by the stockholders in May 2003, the "1990 Plan"). Under the 1990 Plan, an aggregate of 1,932,500 shares of Common Stock (adjusted for stock splits) were reserved for issuance pursuant to stock options.

        In October 2006, subject to stockholder approval at the 2006 Annual Meeting, the Board of Directors adopted an amendment to the 1990 Plan to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1990 Plan by 550,000 to a total of 2,482,500 shares. The Board also amended the 1990 Plan to include directors of the Company and advisors and consultants to the Company as eligible persons to participate in the 1990 Plan.

        As of October 20, 2006 outstanding and unexercised options to purchase 675,383 shares were held by 23 persons, with exercise prices ranging from $1.55 to $9.06 per share and a weighted average exercise price of $3.94 per share. Taking into account the increase of 550,000 shares reserved for the 1990 Plan approved by the Board of Directors and to be submitted for stockholder approval at the 2006 Annual Meeting, 1,225,383 shares will be available for future option grants.

        During 2005, the Company granted options under the 1990 Plan to purchase an aggregate of 167,000 shares of Common Stock at an exercise price of $2.70 per share, 7,000 of which were granted to one employee and the balance were granted to five executive officers. Options to purchase 27,166 shares were exercised in 2005 under the 1990 Plan by non-executive officers.

        On October 20, 2006, the closing price on the American Stock Exchange of the Company's Common Stock was $2.04.

        The following table shows, as to (i) the persons identified in the Summary Compensation Table; (ii) each nominee for election as a director who is, or has been in the past, eligible to participate in the 1990 Plan; (iii) any person who has received 5% or more of grants; (iv) all current executive officers as a group; and (v) all employees as a group (excluding all executive officers), the number of shares for which options are outstanding under the 1990 Plan as of October 20, 2006:

                                                               NUMBER OF SHARES
                                                              FOR WHICH OPTIONS
    NAME OF INDIVIDUAL OR GROUP                                ARE OUTSTANDING
    ---------------------------                                ---------------
    Brian J. Kelley .............................................   342,000
    Roy A. Strutt ...............................................         0
    Kenneth G. Brix .............................................         0
    Michael N. Keefe ............................................         0
    Garrett Sullivan ............................................   115,000
    All current executive officers as a group (4 persons) .......   115,000
    All employees as a group (excluding all
    executive officers)(19 persons) .............................   129,550

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN

        The following summary of the 1990 Plan, including the proposed amendment, is qualified in its entirety by the specific language of the 1990 Plan, a copy of which is attached to this Proxy Statement as Exhibit D for stockholder review.

        The 1990 Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee will be comprised of not less than three members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee has authority, subject to the terms of the 1990 Plan, to determine the persons to whom options may be granted, the number of shares to be covered by each option and the time or times at which options will be granted, and to interpret the 1990 Plan and make all determinations necessary or advisable for its administration. The Committee may consult with legal counsel, who may be counsel to the Company, and will not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Board has the right to exercise any authority granted to the Committee under the 1990 Plan.

        Full-time employees, including officers, and non-employee directors of the Company and its subsidiaries and advisors and consultants to the Company are eligible to participate in the 1990 Plan. A member of the Committee is not eligible, while a member, to receive an option under the 1990 Plan, but may exercise any options previously granted to him. The approximate number of persons eligible to participate in the 1990 Plan on October 20, 2006 was 38. No employee may be granted options with respect to more than 100,000 shares of Common Stock in any calendar year.

        The date of grant of an option under the 1990 Plan will be the date on which the option is awarded by the Committee.

        The option price per share of Common Stock is the closing price of Common Stock recorded on the American Stock Exchange on the day the option is granted or on the last trading day prior thereto.

        Each option expires no later than the tenth anniversary of the date of its grant. The Committee determines the vesting schedule and other terms and conditions of each grant. The Committee may accelerate the vesting of any option. After becoming exercisable, each installment remains exercisable until expiration or termination of the option. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Committee may provide in the option, which may include cash (including cash equivalents) or payroll deductions, any other manner permitted by law and determined by the Committee, or any combination of the foregoing.

        If an optionee ceases, other than by reason of death or retirement, to be employed by or affiliated with the Company or a subsidiary, all options granted to him and exercisable on the date of his termination of employment terminate on the earlier of such options' expiration or three months after the date his employment ends or as otherwise determined by the Committee. Any installments not exercisable on the date of such termination lapse and are thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the 1990 Plan is to be conclusively determined by the Committee.

        If an optionee retires, all options held by him on the date of his retirement shall become exercisable on such date and shall terminate on the earlier of the option's expiration or the first anniversary of the day of his retirement.

        If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option terminates.

        No option is assignable or transferable by the optionee except by will or by laws of descent and distribution, and during the lifetime of the optionee the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

        The number and exercise price of shares of Common Stock covered by each option, the total number of shares that may be sold under the 1990 Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, will be adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization, merger, consolidation, extraordinary dividend, spin-off, split-off or other change in capital structure of the Company. Any such change shall preserve the aggregate value of outstanding options.

        In October 2006, the Board amended the 1990 Plan to provide that in the event of a change in control (as defined in the 1990 Plan) fifty percent (50%) of all unexercisable outstanding options will become fully exercisable; for all unexercisable options granted prior to October 2006, the Plan provides that all outstanding options will become fully exercisable upon a change in control.

        The Board may discontinue the 1990 Plan at any time and may amend it from time to time. No amendment or discontinuation of the 1990 Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 1990 PLAN

        Options granted under the 1990 Plan may be either incentive or non-qualified stock options. Incentive stock options are those that are intended to be treated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"). The grant of either an incentive stock option or a non-qualified option under the Plan will not be taxed at the time of grant.

        When a non-qualified option is exercised, the excess of the fair market value of the shares received over the option price (the "option spread") is taxable as ordinary income to the option holder. Any gain or loss on a later disposition of the shares acquired through the exercise of an option will constitute capital gain or loss to the optionee in an amount equal to the difference between the sale proceeds and the fair value market value at the time of exercise.

        The holder of an incentive stock option generally will not be taxed when the option is exercised prior to termination of employment or within specified periods (generally three months) thereafter. However, the option spread will constitute an item of tax preference which may cause an option holder to be subject to the alternative minimum tax. Provided the Common Stock received upon exercise of the incentive stock option is not disposed of within one year of receipt of the shares upon exercise and two years of the date on which the option is granted, the gain on the subsequent disposition will receive capital gains treatment. If the shares acquired upon the exercise of an incentive stock option are disposed of before the end of such holding periods, the option holder will recognize ordinary income in an amount equal to the lesser of (1) the option spread on the date of exercise, or (2) the excess of the amount received upon disposition of the shares over the option exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed as capital gain.

        For a non-qualified option, the Company generally will be entitled to a deduction at the same time and in the same amount that the option holder recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. For an incentive stock option, the Company generally will not be entitled to a deduction upon the exercise of the option. However, if an incentive stock option holder does not satisfy the employment or holding period requirements described above, the Company generally would be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the option holder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors believes that this amendment to the 1990 Plan is in the best interests of the Company, as the availability of an adequate number of shares for issuance pursuant to the 1990 Plan is important to attracting, motivating and retaining qualified personnel essential to the continued success of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the amendment. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1990 PLAN, AS AMENDED TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF OPTIONS GRANTED UNDER THE 1990 PLAN BY 550,000.

5. APPROVAL OF THE COMPANY'S RESTRICTED STOCK PLAN, AS AMENDED TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON AWARDS TO KEY EMPLOYEES BY 300,000

GENERAL

        In May 1995, the stockholders of the Company approved the adoption of the Company's Restricted Stock Plan (as amended and approved by stockholders in May 1998, 2000, 2001 and 2003, the "Restricted Plan"). Under the Restricted Plan, an aggregate of 635,000 shares of Common Stock (adjusted for a stock split) were reserved for awards to be made. The purpose of the Restricted Plan is: (a) to increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries; (b) to provide rewards for those Key Employees who make contributions to the success of the Company and its subsidiaries; and (c) to attract and retain persons of superior ability as Key Employees of the Company and its subsidiaries. A "Key Employee" is an officer or other employee who, in the judgment of the Committee administering the Restricted Plan, is responsible for or contributes to the management, growth, technology, or profitability of the business of the Company or any subsidiary or other affiliate of the Company (a "Participating Company").

        In October 2006, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted an amendment to the Restricted Plan, to increase the number of shares of Common Stock reserved for issuance upon awards to Key Employees by 300,000 to a total of 935,000 shares.

        Since the inception of the Restricted Plan to October 20, 2006, 637,187 shares of Common Stock have been issued to 19 Key Employees with market values on the date of the awards ranging from $1.55 to $9.06 per share and a weighted average market value of $5.34 per share, and 51,587 shares have been forfeited. Taking into account the increase of 300,000 shares reserved for the Restricted Plan approved by the Board of Directors and to be submitted for stockholder approval at the Annual Meeting, 349,400 shares will be available for future stock awards.

        On October 20, 2006, the closing price on the American Stock Exchange of the Company's Common Stock was $2.04.

SUMMARY OF THE PROVISIONS OF THE RESTRICTED PLAN

        The following summary of the Restricted Plan, including the proposed amendment, is qualified in its entirety by the specific language of the Restricted Plan, a copy which is attached to the Proxy Statement as Exhibit E for stockholder review.

        The Restricted Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. The Committee will be comprised of not less than two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Committee is authorized to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Restricted Plan and to take such other action in connection with or in relation to the Restricted Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Restricted Plan, including interpretation of the Restricted Plan and the awards granted thereunder by the Committee, will be final and conclusive for all purposes.

        The Board may, at any time, amend or terminate the Restricted Plan. The Restricted Plan may also be amended by the Committee if such amendments are reported to the Board. Amendments may be made without stockholder approval except as required by applicable law or stock exchange requirements. No amendment or termination of the Restricted Plan may affect an award theretofore granted under the Restricted Plan without the written consent of the Key Employee affected. The Restricted Plan also provides for adjustment of the number of shares available under the Restricted Plan and subject to outstanding awards in the event of specified changes in the Company's capital structure.

        No member or former member of the Committee or the Board will be liable for any action or determination made in good faith with respect to the Restricted Plan or any award granted under it.

        Participation in the Restricted Plan will be limited to Key Employees of the Participating Companies who have been selected by the Committee to participate in the Restricted Plan.

        The Chief Executive Officer ("CEO") of the Company may recommend Key Employees to participate in the Restricted Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an award, subject to the terms of the Restricted Plan. The Committee, in its sole discretion, has the authority to grant awards under the Restricted Plan, which may be made in accordance with the recommendations of the CEO or otherwise.

        Each award will be evidenced by a written award agreement, in a form to be adopted by the Committee. Each award agreement will be subject to and incorporate the express terms and conditions, if any, required by the Restricted Plan, and contain such corporate or personal performance goals, restrictions, terms and conditions as the Committee may determine.

        In October 2006, the Board amended the Restricted Plan to determine the vesting schedule at the time of grant. For grants issued prior to October 2006, to the extent that a Key Employee remains continuously employed by a Participating Company, Common Stock received as an award will vest annually in 20% increments beginning on the second anniversary date of the award, to be 100% vested on the sixth anniversary date of the award. However, upon a Key Employee's death, total disability or retirement on or after reaching the age of 62, shares of Common Stock will vest on a pro rata basis over six years from the date of grant of the award.

        The Committee may elect to waive or accelerate the vesting schedule, in whole or in part, at any time at or after an award. Shares of Common Stock which do not vest will be forfeited to the Company. In October 2006, the Board amended the Restricted Plan to provide that, if following a change in control, a Key Employee's employment is terminated without cause or there is a constructive termination without cause as defined in the Restricted Plan, fifty percent (50%) of all shares of Restricted Stock subject to that Key Employee's awards will become immediately vested; in the event of a change in control, all shares of Restricted Stock granted prior to October 2006 will become immediately vested. Change of control includes (i) specified mergers, sales of assets and plans of liquidation, (ii) a majority of the Board ceasing to be incumbent directors as defined in the Restricted Plan, and (iii) any person becoming the owner of more than 20% of the Company's voting securities as defined in the Restricted Plan.

        Each certificate representing shares of Common Stock issued pursuant to an award under the Restricted Plan will be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Common Stock fail to vest, the Key Employee will be entitled to vote all such shares of Common Stock and receive all dividends thereon, if any.

        Certificates held by the Company representing shares of Common Stock which are no longer subject to vesting under the Restricted Plan will be delivered by the Company to the Key Employee in the form of a freely transferable certificate promptly after becoming vested, provided the Key Employee has paid all taxes required to be withheld.

        The terms of the Restricted Plan are binding upon the Company and its successors and assigns.

        The Board may at any time terminate the Restricted Plan as of any date specified in a resolution adopted by the Board. No award may be granted after the Restricted Plan has terminated. Termination of the Restricted Plan will not affect any award previously granted.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRICTED PLAN

        The U.S. Federal income tax consequences to the Company and its recipients of awards under the Restricted Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Restricted Plan. Generally, the recipient of a stock award will not recognize taxable income at the time the Company's common stock associated with such stock award is received. At the time or times that the Common Stock becomes vested, the recipient will recognize taxable ordinary income equal the fair market value of the Common Stock on the date it becomes vested. The income realized by the recipient will generally be subject to both U.S. income and employment taxes.

        The recipient's basis for determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as stock awards will be the amount recognized as taxable ordinary income recognized when the stock became vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

        In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors believes that this amendment to the Restricted Plan is in the best interests of the Company, as the availability of an adequate number of shares for issuance pursuant to the Restricted Plan is important to attracting, motivating and retaining qualified personnel essential to the continued success of the Company. The affirmative vote of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the amendment. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RESTRICTED PLAN, AS AMENDED TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON AWARDS TO KEY EMPLOYEES BY 300,000.

6. APPROVAL OF THE COMPANY'S DIRECTORS' STOCK OPTION PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED UNDER THE DIRECTORS' STOCK OPTION PLAN BY 150,000.

GENERAL

        In May 1999, the stockholders of the Company approved the adoption of the Company's Directors' Stock Option Plan (as amended and approved by the stockholders in May 2000, 2001 and 2003, the "Directors' Plan"). Under the Directors' Plan, 187,500 shares of the Company's Common Stock (adjusted for stock splits) were reserved for issuance upon the exercise of options awarded thereunder.

        The purpose of the Directors' Plan is to increase the ownership interest in the Company of non- employee directors whose services are considered essential to the Company's continued progress, to align such interests with those of the stockholders of the Company and to provide a further incentive to serve as a director or officer of the Company.

        In October 2006, subject to stockholder approval at the Annual Meeting, the Board adopted an amendment to the Directors' Plan, to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the Directors' Plan by 150,000 to a total of 337,500 shares.

        On October 20, 2006, outstanding and unexercised options to purchase 174,250 shares of the Company's Common Stock were held by 6 participants with exercise prices ranging from $1.45 to $6.10 per share and a weighted average exercise price of $3.94 per share. Taking into account the increase of 150,000 shares reserved for the 1990 Plan approved by the Board of Directors and to be submitted for stockholder approval at the 2006 Annual Meeting, 163,250 shares will be available for future option grants.

        On October 20, 2006, the closing price of the Company's Common Stock on the American Stock Exchange was $2.04.

        The following table shows, as to (i) each nominee for election as a director who is eligible to participate in the Directors' Plan; (ii) the persons identified in the Summary Compensation Table; (iii) any person who has received 5% or more of grants ; and (iv) all current participants as a group, the number of shares for which options are outstanding under the Directors' Plan as of October 20, 2006:

                                                       NUMBER OF SHARES FOR
    NAME OF INDIVIDUAL OR GROUP                    WHICH OPTIONS ARE OUTSTANDING
    ---------------------------                    -----------------------------
    John T. Connors .....................................      29,500
    Robert C. Fleming ...................................       8,500
    Jack Meehan .........................................      29,500
    Harold F. Mayer......................................      35,500
    William A. Merritt ..................................      35,500
    William J. Stuart ...................................      35,750
    All current participants as a group (6 persons) .....     174,250


SUMMARY OF THE PROVISIONS OF THE DIRECTORS' PLAN

        The following summary of the Directors' Plan is qualified in its entirety by the specific language of the Directors' Plan which is attached to this proxy statement as Exhibit F.

        The Directors' Plan is administered by the Board of Directors.

        The Directors' Plan covers outside directors and officers which means a director or officer of the Company who is neither an employee of the Company nor of any subsidiary of the Company ("Participant").

        The Directors' Plan provides for an automatic award of an option to purchase (1) 6,000 shares of Common Stock on August 1of each year, but not to a Participant elected by the Board of Directors subsequent to the Annual Meeting of Stockholders immediately preceding such August 1, and (2) sixty days following the initial election of a director by the Board of Directors, an option to purchase a portion of the number of shares set forth in (1 ) above based on the ratio between the number of months between the date of such election and the next Annual Meeting of Stockholders and twelve (12) months.

        The option price is 100% of the Fair Market Value per share of Common Stock on the Date of Award, as defined in the Directors' Plan.

        In October 2006, the Board amended the Directors Plan to limit eligibility to non-employee directors. Prior to that amendment, non-employee officers were also eligible.

        Each option expires no later than the tenth anniversary of its Date of Award and becomes exercisable on the date one year after the Date of Award. The Board may waive any exercise conditions or accelerate the exercisability of the option at any time. After becoming exercisable, each option remains exercisable until its expiration or termination. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the option price will be made in such manner as the Board may provide in the option, which may include cash (including cash equivalents) or any other manner permitted by law as determined by the Board or any combination of the foregoing.

        If a Participant ceases, other than by reason of death or retirement, to be a director or officer of the Company, all options awarded to him and exercisable on the date he ceases to be a director or officer terminate on the earlier of such options' expiration or one year after the date he ceases to be a director or officer or as otherwise determined by the Board. Any options not exercisable on the date of such termination lapse and are thenceforth unexercisable.

        If a Participant retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

        If a Participant dies, all options held by him on the date of his death become exercisable on the date of his death and may be exercised by his estate, personal representative or beneficiary who acquires the options by will or by the laws of descent and distribution and shall terminate on the earlier of such option's expiration or the first anniversary of the date of his death.

        To the extent an outstanding option expires or terminates unexercised or is canceled or forfeited, the shares subject to the expired, unexercised, canceled or forfeited portion of such option are available again for awards of options under the Directors' Plan.

        No option is assignable or transferable by the optionee except by will or by laws of descent and distribution, and, during the lifetime of the optionee, the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

        The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Directors' Plan, and the maximum number of shares that may be sold, issued or transferred to a Participant, will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board, any stock dividend, stock split or share combination of the Common Stock or recapitalization of the Company. To the extent deemed equitable and appropriate by the Board, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation or dissolution, any option granted under the Directors' Plan will be adjusted to reflect the securities and other property to which a holder of the number of shares of Common Stock covered by the option would have been entitled to receive in connection with such event.

         The Board may discontinue the Directors' Plan at any time and may amend it from time to time. No amendment or discontinuation of the Directors' Plan may adversely affect any option previously awarded without the optionee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS' PLAN

        The Company believes that under present law, the following are the federal tax consequences generally arising with respect to option awards under the Directors' Plan. The award of an option will create no tax consequences for an optionee or the Company. Upon exercising an option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to a deduction for the same amount at that time. Any gain or loss on a later disposition of shares acquired through the exercise of an option will constitute capital gain or loss to the optionee equivalent to the difference between the sale proceeds and the aforementioned fair market value. The applicable holding period to determine whether such gain is long- or short-term is measured from the date of the option exercise. There will be no tax consequences to the Company in connection with a disposition of shares acquired under an option.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The Board of Directors believes that adoption and approval of this amendment to the Directors' Plan is in the best interests of the Company, as it is important to attracting, motivating and retaining qualified non-employee directors and officers essential to the continued success of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Annual Meeting is required for approval of this proposal. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the proposal. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN, AS AMENDED TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED UNDER THE DIRECTORS' PLAN BY 150,000.

7.   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Carlin, Charron & Rosen LLP, an independent registered public accounting firm, has been selected as independent auditors to audit the Company's financial statements for the year ending December 31, 2006, and the Board of Directors recommends that the selection be ratified by the stockholders. Representatives of Carlin, Charron & Rosen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. Carlin, Charron & Rosen LLP has audited the Company's financial statements since 2003, and the Audit Committee considers Carlin, Charron & Rosen LLP to be well qualified. Should the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy not ratify the selection of Carlin, Charron & Rosen LLP, the Company will consider seeking other auditors. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as "for" the selection. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as "for" the selection.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CARLIN, CHARRON & ROSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

8.   OTHER MATTERS

        Proxies will be voted on such other business as may properly come before the Annual Meeting, although as of the date of this proxy statement the only matters which management intends to present or knows that others will present at the meeting or any adjournment thereof are the matters listed in the accompanying notice of meeting. As to other business, if any, which may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

        The entire cost of soliciting proxies will be borne by the Company. The Company has engaged Georgeson Shareholder Communications as proxy solicitor for a fee of $8,500 plus out-of-pocket expenses. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may also request the return of proxies in person, or by telegram or telephone.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

        Any stockholder proposal intended to be presented at the 2006 Annual Meeting of Stockholders of the Company must be received at the offices of the Company, 3 Corporat Danbury, Connecticut 06810-4130, on or before 5:00 p.m. on December 31, 2006 to be included in the Company's proxy materials relating to the meeting. Timely receipt of a stockholder proposal satisfies only one of the various requirements for inclusion of such a proposal in the Company's proxy materials.

                                             By Order of the Board of Directors,
                                                                 HAROLD F. MAYER
                                                                       SECRETARY
Dated: November x, 2006

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "MERGER AGREEMENT"), is entered into as of _____________________________, 2006, between Cognitronics
Corporation, a New York corporation ("COGNITRONICS"), and ThinkEngine Networks, Inc., a Delaware corporation and wholly-owned subsidiary of Cognitronics ("SUBSIDIARY").

                                    RECITALS:

         WHEREAS, Cognitronics is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with authorized capital stock consisting of 20,000,000 shares of common stock, $0.20 par value per share (the "NEW YORK COMMON STOCK");

         WHEREAS, Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with authorized capital stock consisting of 20,000,000 shares of common stock, $0.001 par value per share (the "DELAWARE COMMON STOCK");

         WHEREAS, the Board of Directors of Cognitronics has determined that, for purposes of effecting the reincorporation of Cognitronics in the State of Delaware, it is advisable and in the best interests of Cognitronics and the holders of shares of New York Common Stock (the "COGNITRONICS SHAREHOLDERS") for Cognitronics to merge with and into Subsidiary upon the terms and conditions set forth herein;

         WHEREAS, the respective Boards of Directors of Cognitronics and Subsidiary have authorized and approved the merger of Cognitronics with and into Subsidiary subject to and upon the terms and conditions of this Merger Agreement, and have approved the terms of this Merger Agreement and directed that it be executed by the undersigned officers and submitted to the Cognitronics Shareholders and the stockholder of the Subsidiary for their approval; and

         WHEREAS, it is the intention of Cognitronics and Subsidiary that the merger be a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "CODE").

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                   THE MERGER

         Section 1.1. Merger of Cognitronics into Subsidiary. At the Effective Time (as defined in Section 2.1), Cognitronics shall merge with and into Subsidiary in accordance with the New York Business Corporation Law (the "NEW YORK LAW") and the General Corporation Law of the State of Delaware (the "DELAWARE LAW").

         The separate existence of Cognitronics shall thereupon cease and Subsidiary shall be the surviving corporation (hereinafter referred to as the "SURVIVING CORPORATION") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of Cognitronics and Subsidiary (together referred to as the "CONSTITUENT CORPORATIONS"); and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Delaware Law; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Cognitronics, the Cognitronics Shareholders, the Board of Directors of Cognitronics and committees thereof, and the officers and agents thereof which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Cognitronics. The employees and agents of Cognitronics shall become the employees and agents of Subsidiary and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Cognitronics. The requirements of any plans or agreements of Cognitronics involving the issuance or purchase by Cognitronics of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation. The subsidiaries of Cognitronics shall become the subsidiaries of the Surviving Corporation.

                                   ARTICLE II.
                        EFFECTIVE TIME; EFFECT OF MERGER

         Section 2.1. Effective Time. The Merger shall become effective on the date the Certificate of Merger is filed by with the Department of State of the State of New York, or the date a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware, whichever filing occurs last (the "EFFECTIVE TIME").

         Section 2.2. Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the New York Law, the Delaware Law and this Merger Agreement.

         Section 2.3. Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and the Bylaws of Subsidiary, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

         Section 2.4. Directors and Officers. At the Effective Time, the directors and officers of Cognitronics in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the Delaware law, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, resignation or removal.

         Section 2.5. Change of Name. At the Effective Time, ThinkEngine Networks, Inc., the name set forth in Paragraph First of the Subsidiary's Certificate of Incorporation, shall be the name of the Surviving Corporation.

                                  ARTICLE III.
                        CONVERSION AND EXCHANGE OF STOCK

         Section 3.1. Conversion.

(a) Shares. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock.

(b) Cancellation. At the Effective Time, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time and held by Cognitronics shall be canceled without any consideration being issued or paid therefor.

(c) Stock Awards. At the Effective Time, each stock option, restricted stock award or other stock appreciation right (each, a "STOCK AWARD") of Cognitronics then outstanding, whether vested or unvested, exercisable or unexercisable, without any action on the part of the holder thereof shall be converted into a Stock Award of the Surviving Corporation with respect to an equivalent number of shares of Delaware Common Stock.

         Section 3.2. Exchange of Certificates. At the Effective Time, stock certificates representing New York Common Stock will automatically represent an equal number of shares of Delaware Common Stock. At any time after the Effective Time, the holders of Delaware Common Stock represented by certificates issued prior to the Effective Time, will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor a new stock certificate evidencing ownership of the same number of shares of Delaware Common Stock. If any new certificate is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                   ARTICLE IV.
                                  MISCELLANEOUS

         Section 4.1. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the respective Boards of Directors of Cognitronics and Subsidiary to the full extent permitted under applicable law.

         Section 4.2. Notices. All communication hereunder shall be in writing and, sent by mail, or by facsimile as set forth below:

                               If to Cognitronics to:

                               Cognitronics Corporation
                               3 Corporate Drive
                               Danbury, CT 06810


                               If to Subsidiary to:

                               ThinkEngine Networks, Inc.
                               c/o Cognitronics Corporation
                               3 Corporate Drive
                               Danbury, CT 06810


         Section 4.3. Abandonment; Postponement. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the respective Boards of Directors of Cognitronics or Subsidiary, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the Cognitronics Shareholders or stockholders of Subsidiary, notwithstanding the approval of this Merger Agreement by the Cognitronics Shareholders or Board of Directors of either Cognitronics or Subsidiary.

         Section 4.4. Further Assurances. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of Cognitronics, Cognitronics and its directors and officers holding office at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of Cognitronics or otherwise to take any and all such action.

         Section 4.5. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile or other means of electronic image transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronically transmitted signature page were an original thereof.

         Section 4.6. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws of such state.



                            [SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.




COGNITRONICS CORPORATION



By:______________________________
Name:
Title:






THINKENGINE NETWORKS, INC.



By:______________________________
Name:
Title:

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THINKENGINE NETWORKS, INC.


FIRST: The name of the corporation is: ThinkEngine Networks, Inc. (the "Corporation").

SECOND: The Corporation is organized pursuant to the General Corporation Law of the State of Delaware (the "Delaware Law"). The registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and the name and address of its registered agent for service of process is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware Law, and the Corporation shall have all powers necessary to engage in such acts or activities, including, but not limited to, the powers enumerated in the Delaware Law.

FOURTH: (a) Shares Authorized. The Corporation shall be authorized to issue is 20,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock").

         (b) Common Stock. The shares of Common Stock shall together have unlimited voting rights, shall be entitled to receive, when and as declared by the Board of Directors out of the assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors, and shall be entitled to receive the net assets of the Corporation upon dissolution.

         (c) No Preemptive Rights. No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive rights to subscribe for or purchase any stock or any other securities of the Corporation other than such rights, if any, as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, within the Board of Directors' sole discretion, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of holders of any or all other classes, series or types of stock or other securities at the time outstanding.

FIFTH:   The name and mailing address of the sole incorporator is as follows:

                            Michael Grundei, Esq.
                            Wiggin and Dana LLP
                            400 Atlantic Street
                            Stamford, Connecticut 06901

SIXTH:   (a) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, the number of Directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

         (b) There shall be no cumulative voting in the election of Directors.

         (c) Election of Directors need not be by written ballot unless the bylaws of the Corporation so provide.

         (d) Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of Directors may be filled solely by a majority of the Directors then in office (although less than a quorum) or by the sole remaining Director.

SEVENTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the Delaware Law and may not be taken by written consent of stockholders without a meeting, provided, however, that such action may be taken by unanimous written consent of the stockholders without a meeting.

EIGHTH: Special meetings of the stockholders may be called only by the Board of Directors, pursuant to a resolution approved by a majority of the full Board of Directors.

NINTH: In furtherance, and not in limitation, of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, make, alter or repeal the Bylaws of the Corporation.

TENTH:   (a) A Director of the Corporation shall not be liable to the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permitted by the Delaware Law.

         (b) Indemnification.

                   (i) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware Law. The right to indemnification conferred in this Article TENTH shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the Delaware Law. The right to indemnification conferred in this Article TENTH shall be a contract right.

                   (ii) The Corporation may, by action of the Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the Delaware Law.

         (c) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the Delaware Law.

         (d) The rights and authority conferred in this Article TENTH shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

         (e) Neither the amendment nor repeal of this Article TENTH, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by the Delaware Law, any modification of law, shall eliminate or reduce the effect of this Article TENTH in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

ELEVENTH: The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the Delaware Law and, except as otherwise provided in Article TENTH, all rights and powers conferred herein on stockholders, Directors and officers, if any, are subject to this reserved power.


         IN WITNESS WHEREOF, this Certificate of Incorporation has been executed by the Sole Incorporator on this ____ day of __________________________, 2006.



                                 By: _____________________________
                                 Name:
                                 Title: Sole Incorporator

                                                                       EXHIBIT C

                           THINKENGINE NETWORKS, INC.

                                  * * * * * * *

                                     BY-LAWS

                                  * * * * * * *

                                    ARTICLE I

                                     OFFICES

         Section 1. The registered office shall be in the State of Delaware.

         Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. All meetings of the stockholders for the election of directors shall be held in the offices of the corporation, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect a board of directors by a plurality vote, which may or may not be by written ballot as determined by the board of directors, and transact such other business as may properly be brought before the meeting.

         Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the annual meeting
(i) by or at the direction of the chairman of the meeting or (ii) by any stockholder who is a holder of record at the time of the giving of the notice provided for in this Section 3, who is entitled to vote at the meeting and who complies with the procedures set forth in this Section 3. For business properly to be brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so delivered or received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. To be in proper written form, a stockholder's notice to the Secretary shall set forth in writing as to each matter the stockholder proposes to bring before the annual meeting:
(i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business; (iii) the class or series and number of shares of the corporation which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) if the stockholder intends to solicit proxies in support of such stockholder's proposal, a representation to that effect. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the corporation of his or her intention to present a proposal at an annual meeting and such stockholder's proposal has been included in a proxy statement that has been prepared by management of the corporation to solicit proxies for such annual meeting; provided, however, that if such stockholder does not appear or send a qualified representative to present such proposal at such annual meeting, the corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the corporation. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 3. The chairman of an annual meeting may refuse to permit any business to be brought before an annual meeting which fails to comply with the foregoing procedures or, in the case of a stockholder proposal, if the stockholder solicits proxies in support of such stockholder's proposal without having made the representation required by clause (v) of the third preceding sentence.

         Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the chairman of the board or president and shall be called by the chairman of the board, president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten
(10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

         Section 6. (a) Any holder or holders of record of capital stock requesting the corporation to call a special meeting of stockholders pursuant to
Section 5 of this Article I (collectively, the "Initiating Stockholder") shall deliver or mail written notice of such request to the Secretary of the corporation at its principal executive offices (the "Notice"). The Notice shall contain all the information that would be required in a notice to the Secretary given pursuant to Section 3 of this
Article I in connection with an annual meeting of stockholders.

         (b) Within 14 days after the Secretary's receipt of the Notice from the Initiating Stockholder containing all the information required by subsection (a) of this Section 6, the Board of Directors shall fix a record date for determining the stockholders of record entitled to join in the request for the calling of the special meeting of stockholders. Such record date shall not be earlier than the date on which the Board of Directors fixes the same and shall not be later than 30 days after such date. Only holders of record of common stock on the record date shall be entitled to join in the request. The corporation shall give prompt written notice of the fixing of the record date to the Initiating Stockholder. If stockholders of record on the record date owning of record on such date at least a majority of the outstanding capital stock entitled to vote deliver or mail written requests to the Secretary of the corporation at its principal executive offices that the corporation call the special meeting, the corporation shall promptly appoint an inspector to perform a ministerial review of, and render a report to the corporation and the Initiating Stockholder concerning, the validity of such requests and any revocations thereof. The inspector will be instructed to perform such review and render such report promptly. The corporation shall not be required to call the special meeting until the inspector has rendered such report and certified in writing to the corporation and the Initiating Stockholder that valid, unrevoked requests for the calling of the special meeting were received from stockholders of record on the record date owning of record on such date at least a majority of the outstanding capital stock entitled to vote. Nothing contained in this subsection (b) shall be construed to mean or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any written request or revocation thereof, whether before or after certification by the inspector, through court proceedings or otherwise. Any dispute as to whether or not the corporation is required to call the special meeting of stockholders will be resolved through appropriate court proceedings, in which the corporation will request the court to resolve the dispute as expeditiously as possible.

         (c) Notwithstanding any other provision of these By-laws, no written request to call a special meeting of stockholders shall be effective unless, within 70 days after the record date fixed pursuant to subsection (b) of this
Section 6, the corporation has received such written requests from stockholders of record on such record date owning on such date at least a majority of the outstanding voting capital stock.

         (d) The record date for determining the stockholders of record entitled to vote at a special meeting called pursuant to this Section 6 shall be fixed by the Board of Directors, but shall not be later than 14 days after it is determined that the corporation is required to call such meeting. Written notice of the meeting shall be mailed by the corporation to stockholders of record on such record date within 10 days after the record date (or such longer period as may be necessary for the Corporation to file its proxy materials with, and receive and respond to the comments of, the Securities and Exchange Commission), and the meeting will be held within 50 days after the date of mailing of the notice, as determined by the Board of Directors.

         (e) The business to be conducted at a special meeting called pursuant to this Section 6 shall be limited to the business set forth in the Notice and such other business or proposals as the Board of Directors shall determine and shall be set forth in the notice of meeting. The Board of Directors or the Chairman of the Board of Directors may determine rules and procedures for the conduct of the meeting.

         Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by law or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy and which has actually voted shall decide any question brought before such meeting, unless the question is one upon which by express provision of law or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 10. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

         Section 11. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of law, the meeting and vote of stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or if the certificate of incorporation authorizes the action to be taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held, then on the written consent of the stockholders having not less than such percentage of the number of votes as may be authorized in the certificate of incorporation; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by law for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

         Section 12. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholders of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of directors within ten

(10) days following the receipt of such a request, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of stockholders meetings are recorded, to the attention of the secretary of the corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors, and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

         Section 13. In advance of any meeting of stockholders, the board of directors may appoint three or more inspectors of election, who need not be stockholders, as to the matters to be submitted to a vote at any such meeting. The inspectors of election shall (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, (ii) receive votes or ballots, (iii) hear and determine all challenges and questions arising in any way in connection with the right to vote, (iv) count and tabulate all votes and (v) determine and report to the meeting the results. The inspectors shall take an oath that they will perform their duties impartially, in good faith, and to the best of their ability and as expeditiously as is practical. In the absence of appointment by the board of directors, the inspectors may be appointed by the chairman of the board or the president.

         Section 14. At each meeting of the stockholders, the Chairman of the Board or, in the absence of the Chairman of the Board, the Chief Executive Officer or, in the absence of the Chairman of the Board and the Chief Executive Officer, such person as shall be selected by the Board shall act as chairman of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

                                   ARTICLE III

                                    DIRECTORS

         Section 1. The number of directors which shall constitute the whole board shall be not less than three (3) nor more than fifteen (15), as may be designated from time to time by the board of directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold-office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced.

If there are no directors in office, then an election of directors may be held in the manner provided by law. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. Any director of the corporation may be removed by the stockholders at any time, with or without cause, by majority vote of the outstanding shares entitled to vote thereon, or by the Board of Directors, with cause, at any meeting thereof called for the purpose.

         Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

THE CHAIRMAN OF THE BOARD

         Section 4. The board of directors may choose a chairman of the board who shall hold the position until his or her successor is chosen and qualifies and who may be removed from his or her position at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in the position of chairman of the board may be filled by the board of directors. The chairman of the board shall preside at all meetings of the board of directors and stockholders, and shall have such other powers and duties as may from time to time be prescribed by the board of directors, upon written directions given to him or her pursuant to resolutions duly adopted by the board of directors. The chairman of the board shall not be an officer of the corporation.

                         THE VICE CHAIRMAN OF THE BOARD

         Section 5. The board of directors may choose a vice chairman of the board who shall hold the position until his or her successor is chosen and qualifies and who may be removed from his or her position at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in the position of vice chairman of the board may be filled by the board of directors. The vice chairman of the board shall perform the duties of the chairman of the board in the absence of the chairman or in the event of his or her inability or refusal to act, and also shall perform such other duties as the board of directors may from time to time prescribe. The vice chairman of the board shall not be an officer of the corporation.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 6. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 7. The first meeting of each newly elected board of directors shall be held without other notice than this by-law immediately after and at the same place as the annual meeting of stockholders. In the event such meeting is not held at said time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors or as shall be specified in a written waiver signed by all the directors.

         Section 8. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

         Section 9. Special meetings of the board of directors for any purpose or purposes may be called by the chairman of the board or president, and the chairman of the board, president or the secretary shall call a special meeting upon request of two directors. If given personally, by telephone or by facsimile, the notice shall be given at least the day prior to the meeting. Notice may be given by mail if it is mailed at least five days before the meeting. In the event of an emergency which in the judgment of the chairman of the board or president requires immediate action, a special meeting may be convened without notice, consisting of those directors who are immediately available by telephone and can be joined in the meeting by conference telephone. The actions taken at such a meeting shall be valid if at least a quorum of the directors participates either personally or by conference telephone.

         Section 10. At all meetings of the board, a majority of the total number of directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by law or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 11. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                             COMMITTEES OF DIRECTORS

         Section 12. The board of directors may, by resolution passed by a majority of the whole board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except as otherwise provided by law, any such committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Unless otherwise prescribed by the board of directors, a majority of the members of the committee shall constitute a quorum for the transaction of business, and the act of a majority of members present at a meeting at which there is a quorum shall be the act of such committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 13. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

         Section 14. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                             NOMINATION OF DIRECTORS

         Section 15. Nominations for the election of directors may be made by the board of directors or a committee of the board of directors or by any stockholder entitled to vote for the election of directors. Nominations by the board of directors or a committee of the board of directors may be made by oral or written notice delivered to the Secretary of the corporation by any officer or director on behalf of the board of directors or committee at any time prior to or at any meeting of the stockholders at which directors are to be elected. Each notice of nomination of directors by the board of directors or a committee of the board of directors shall set forth the names of the nominees. Nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to (i) any meeting (other than an annual meeting) at which directors are to be elected, appointed or designated or, (ii) in the case of an annual meeting, the anniversary of the previous year's annual meeting; provided, however, if, (x) in the case of an annual meeting, the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date or, (y) in the case of any other meeting, less than 100 days' notice of the meeting is given to stockholders, then notice by the stockholder must be delivered to the corporation no later than the later of the close of business ninety (90) days prior to such meeting or the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was first made by the corporation (and in no event shall the public announcement of an adjournment of the meeting commence a new time period for a giving of a stockholder's notice under this
Section 15). To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this
Section 15. The chairman of any meeting of stockholders of the corporation may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

                                   ARTICLE IV

                                     NOTICES

         Section 1. Whenever, under the provisions of law or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile.

         Section 2. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                    ARTICLE V

                                    OFFICERS

         Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may also choose a chief executive officer, a chief operating officer, a chief financial officer, a controller, one (1) or more vice-presidents, including senior vice-presidents, group vice presidents and assistant vice-presidents, and one (1) or more assistant secretaries, assistant treasurers and assistant controllers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

         Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a secretary and a treasurer.

         Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

         Section 4. The compensation of all officers and agents of the corporation shall be fixed by the board of directors.

         Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                                  THE PRESIDENT

         Section 6. The president shall have responsibility for the general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect, and in the absence of the chairman of the board and the vice chairman of the board or in the event of their inability or refusal to act shall preside at all meetings of the stockholders and the board of directors.

         Section 7. He shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                             CHIEF EXECUTIVE OFFICER

         Section 8. The board of directors may from time to time appoint a chief executive officer who shall, subject to the control of the board of directors, have responsibility for the general supervision of all aspects of the business of the corporation and corporate development, expansion and contraction and long-range planning of the corporation, including, without limitation, the acquisition, development and disposition of facilities necessary to implement the foregoing. The chief executive officer shall have and exercise such further powers and duties as may be specifically delegated or vested in him from time to time by these by-laws or by the board of directors. He shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The chief executive officer may combine his duties with those of any other office assigned to him by the board of directors.

                             CHIEF OPERATING OFFICER

         Section 9. The board of directors may from time to time appoint a chief operating officer who shall, subject to the control of the board of directors, have responsibility for the operations and functioning of the corporation's operating units and programs and the allocation among the corporation's operating units and programs of other officers and principal executive personnel of the corporation. The chief operating officer shall also perform such other duties and have such other powers as may be assigned to him by the board of directors. He shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The chief operating officer may combine his duties with those of any other office assigned to him by the board of directors.

                             CHIEF FINANCIAL OFFICER

         Section 10. The board of directors may from time to time appoint a chief financial officer who shall, subject to the control of the board of directors, have responsibility for the corporation's finances and financial planning, the allocation among the corporation's operating units and programs of the corporation's financial resources and the corporation's internal accounting, auditing and financial controls. The chief financial officer shall also perform such other duties and have such other powers as may be assigned to him by the board of directors. He shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The chief financial officer may combine his duties with those of any other office assigned to him by the board of directors.

                 THE SENIOR VICE-PRESIDENTS AND VICE PRESIDENTS

         Section 11. In the absence of the president or in the event of his inability or refusal to act, the senior vice-president or vice-president (or in the event there be more than one (1) senior vice-president or vice-president, the senior vice-presidents or vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. They shall possess the power to sign all certificates, contracts and other instruments which may be authorized by the board of directors, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation. The senior vice-presidents and vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARIES

         Section 12. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

         Section 13. The assistant secretary, or if there be more than one (1), the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                        THE TREASURER AND ASSISTANT TREASURERS

         Section 14. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

         Section 15. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

         Section 16. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 17. The assistant treasurer, or if there shall be more than one
(1), the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         Section 18. The treasurer shall have the custody of the accounting records of the corporation and shall keep full and accurate accounts of the financial condition and results of operations of the corporation in books belonging to the corporation and shall maintain the accounting and internal control systems of the corporation and implement the corporation's policies and procedures with respect to internal accounting and auditing and financial controls.

         Section 19. The treasurer shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, financial statements reflecting the results of operations and financial condition of the corporation.

                    THE CONTROLLER AND ASSISTANT CONTROLLERS

         Section 20. The controller and assistant controller, or if there shall be more than one (1), the assistant controllers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall perform such duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 1. Indemnification in Actions Other Than in an Action by or in the Right of the Corporation. To the full extent permitted by Delaware law from time to time in effect and subject to the provisions of Section 3 of this Article, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         Section 2. Indemnification in Actions by or in the Right of the Corporation. To the full extent permitted by Delaware law from time to time in effect and subject to the provisions of Section 3 of this Article, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 3. Determination of Conduct. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Sections 1 and 2. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable and a quorum of disinterested directors so directs, by independent legal counsel (compensated by the corporation) in a written opinion, or (iii) by the stockholders.

         Section 4. Right to Payment of Expenses. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 5. Payment of Expenses in Advance. Expenses incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

         Section 6. Non-Exclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         Section 7. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article or of Section 145 of the Delaware General Corporation Law.

         Section 8. Rights to Continue. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 9. Conditional Indemnification for Certain Proceedings. Notwithstanding anything in this Article to the contrary, no director, officer, employee or agent shall be entitled to indemnification pursuant to this Article in connection with any action, suit or proceeding initiated by such person unless the board of directors has authorized or consented to the initiation of such action, suit or proceeding.

                                   ARTICLE VII

                              CERTIFICATES OF STOCK

         Section 1. Certificates representing shares of stock of the corporation shall be in such form as shall be determined by the board of directors, subject to applicable legal requirements. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors or the president or a vice- president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder in the corporation.

         Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

         Section 2. Where a certificate is countersigned (i) by a transfer agent other than the corporation or its employee, or (ii) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                                LOST CERTIFICATES

         Section 3. The secretary may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the secretary may, in his or her sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                               TRANSFERS OF STOCK

         Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                               FIXING RECORD DATE

         Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be (i) more than sixty (60) nor less than ten (10) days before the date of such meeting, (ii) more than ten (10) days after nor at any time before the date upon which the resolution fixing the record date is adopted by the board of directors with respect to any consent to corporate action without a meeting or (iii) more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

                             REGISTERED STOCKHOLDERS

         Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as, the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                                    DIVIDENDS

         Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

         Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

         Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

         Section 4. The fiscal year of the corporation begins on the first day of January and ends on the thirty-first day of December in each year.

                                      SEAL

         Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE IX

                                   AMENDMENTS

         Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting.

                                                                       EXHIBIT D


                            COGNITRONICS CORPORATION
                       1990 STOCK OPTION PLAN, AS AMENDED

1.       PURPOSE

         This incentive stock option plan (the "Plan") is intended to provide incentives to executives and other key employees of Cognitronics Corporation (the "Company") and its Subsidiaries, directors of the Company and advisors to the Company by providing them with opportunities for stock ownership under the Plan. "Subsidiary" means any corporation in which the Company or another Subsidiary or both owns 50% or more of the combined voting power of all classes of stock.

2.       ADMINISTRATION

         The Plan shall be administered by a committee of not less than three directors of the Company (the "Committee")selected by, and serving at the pleasure of, its Board of Directors (the "Board"). A director may not serve on the Committee unless he is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, (or any successor rule thereto).

         The Committee shall have authority, subject to the terms of the Plan, to determine the persons eligible for options and those to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, and the terms and provisions of the instruments by which options shall be evidenced, and to interpret the Plan and make all determinations necessary or advisable for its administration. The Committee may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Board reserves to itself the right to exercise any authority granted to the Committee hereunder.

3.       ELIGIBILITY

         Full-time employees, including officers, of the Company or any Subsidiary or both, directors of the Company and advisors to the Company shall be eligible to participate in the Plan. A member of the Committee shall not be eligible, while a member, to receive an option under the Plan, but may exercise any options previously granted to him. No employee shall be granted options with respect to more than 100,000 shares of Common Stock in any calender year, subject to adjustment pursuant to Section 7.

4.       STOCK

         The stock as to which options may be granted shall be the Company's common stock, par value $.20 per share ("Common Stock"). When options are exercised the Company may either issue unissued Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be sold to employees under the Plan pursuant to options shall not exceed 2,482,500 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available under the Plan.

5.       GRANTING OF OPTIONS

         The "Date of Grant" of an option under the Plan shall be the date on which the option is awarded by the Committee. The grant of any option shall neither entitle such recipient to, nor disqualify him from, participation in any other grant of options.

6.       TERMS AND CONDITIONS OF OPTIONS

         Options shall be evidenced by instruments in form approved by the Committee. Such instruments shall conform to the following terms and conditions:

         (a) OPTION PRICE. The option price per share of Common Stock shall be the Fair Market Value of a share of Common Stock on the Date of Grant. "Fair Market Value" shall be the closing price of the Common Stock recorded on the American Stock Exchange on the Date of Grant or the last trading day prior thereto.

         (b) TERM AND EXERCISE OF OPTIONS. Each option shall expire no later than the tenth anniversary of its Date of Grant. Options shall become exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the option at any time. After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Committee may provide in the option, which may include cash (including cash equivalents), payroll deductions, any other manner permitted by law as determined by the Committee or any combination of the foregoing.

         (c) TERMINATION OF EMPLOYMENT. If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a Subsidiary, to serve on the Board of Directors of the Company or to serve as an advisor to the Company,all options granted to him and exercisable on the date of his termination of employment shall terminate on the earlier of such options' expiration or three months after the day his employment ends or as otherwise determined by the Committee. Any installment not exercisable on the date of such termination shall lapse and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee. (d) RETIREMENT OF OPTIONEE. If an employee optionee retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

         (e) DEATH OF OPTIONEE. If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of such option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option shall terminate.
         (f) ASSIGNABILITY. No option shall be assignable or transferable by the optionee except by will or by laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued or transferred in the name of the optionee and another person jointly with the right of survivorship.

         (g) OTHER PROVISIONS. Instruments evidencing options may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that an optionee represent to the Company in writing, when an option is granted, or when he receives shares on its exercise, that he is accepting such option, or receiving such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only. All certificates representing shares issued under the Plan may bear a legend deemed appropriate by the Committee to confirm an exemption from the registration requirements of the Securities Act of 1933.

7.       CAPITAL ADJUSTMENTS

         The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization, merger, consolidation, extraordinary dividend, spin-off, split-off or other change in the capital structure of the Company. Any such adjustment shall preserve the aggregate value of outstanding options.

8.       INCENTIVE STOCK OPTIONS

         The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, are exercisable for the first time by an individual in any calendar year (under the Plan or any other plan of the Company or any of its parent or subsidiary corporations (as such terms are defined in Section 424(e) and (f), respectively, of the Internal Revenue Code) pursuant to which such incentive stock options may be granted) shall not exceed $100,000.

9.       CHANGE OF CONTROL

         Notwithstanding the provisions of Section 6(b) hereof, in the event of a Change in Control, as hereinafter defined, fifty percent (50%) of all unexercisable options held by an optionee shall become exercisable on the date of the Change in Control and the remainder will be cancelled.

"Change in Control" means an event in which:

         (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

         (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), shall be considered an Incumbent Director; or

         (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

         Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or
(ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

10.      TERM; AMENDMENT OF PLAN

         The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the employee's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

11.      EFFECTIVE DATE

         The Plan is in accordance with a Resolution of Stockholders duly approved at an Annual Meeting held on June 21,1990 and became effective on June 21, 1990. It was amended by a Resolutions of Stockholders on July 12, 1994, May 9, 1996, May 14, 1998, May 13, 1999, May 11, 2000, May 19, 2001, May 9, 2002,
and May 8, 2003 and further amended by the Board on October 8, 2006.

12.      NEW YORK STATE LAW

         The Terms of the Plan shall be governed by the laws of the State of New York.

                               ------------------

                                                                       EXHIBIT E

                            COGNITRONICS CORPORATION
                        RESTRICTED STOCK PLAN, AS AMENDED

SECTION 1.  PURPOSE.

         The purpose of the Cognitronics Corporation Restricted Stock Plan is:

         (a) to increase the proprietary interest in the Company of those Key Employees whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries;

         (b) to provide rewards for those Key Employees who make contributions to the success of the Company and its subsidiaries; and

         (c) to attract and retain persons of superior ability as Key Employees of the Company and its subsidiaries.

SECTION 2.  DEFINITIONS.

         "AWARD" means an award of Restricted Stock granted to any Key Employee in accordance with the provisions of the Plan.

         "AWARD AGREEMENT" means the written agreement evidencing each Award between the Key Employee and the Company.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) the Key Employee is convicted of a felony involving moral turpitude; or (ii) the Key Employee is guilty of willful gross neglect or willful gross misconduct in carrying out his duties, resulting, in either case, in material economic harm to the Company, unless the Key Employee believed in good faith that such act or nonact was in the best interests of the Company.

         "CHANGE IN CONTROL" means an event in which:

         (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

         (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Exchange
               Act), shall be considered an Incumbent Director; or

         (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

         Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases
         (i) the proportionate number of shares of Stock beneficially owned by any person to 20% or more of the shares of Stock then outstanding or
         (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

         "COMMITTEE" means the Committee appointed by the Board to administer the Plan pursuant to Section 4(a) hereof.

         "COMPANY" means Cognitronics Corporation and its successors and assigns.

         "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" means a termination of a Key Employee's employment at his initiative following the occurrence, without the Key Employee's prior written consent, of one or more of the following events (except in consequence of a prior termination):

               (i) a reduction in the Key Employee's base salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Company);

               (ii) a material diminution in the Key Employee's duties or the assignment to the Key Employee of duties which are materially inconsistent with his duties or which materially impair the Key Employee's ability to function in his position with the Company.

               (iii) the failure to continue the Key Employee's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted; or

               (iv) the relocation of the Key Employee's office location as assigned to him by the Company to a location more than 50 miles from his prior office location.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "KEY EMPLOYEE" means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth, technology or profitability of the business of any Participating Company.

         "PARTICIPATING COMPANY" means the Company or any subsidiary or other affiliate of the Company.

         "PLAN" means the Cognitronics Corporation Restricted Stock Plan.

         "RESTRICTED STOCK" means Stock delivered under the Plan subject to the requirements of Section 7 hereof and such other restrictions as the Committee deems appropriate or desirable.

         "STOCK"means the common stock ($.20 par value) of the Company.

         "TOTAL DISABILITY" means the complete and permanent inability of a Key Employee to perform substantially all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports or data, as the Committee deems appropriate or necessary.

SECTION 3.  EFFECTIVE DATE.

         The effective date of the Plan shall be January 1, 1995, subject to approval of the Plan by a majority of the Company's stockholders. Notwithstanding anything in the Plan to the contrary, if the Plan shall have been approved by the Board prior to such stockholder approval, Key Employees may be selected and Award criteria may be determined and Awards may be made as provided herein subject to subsequent stockholder approval.

SECTION 4.  PLAN ADMINISTRATION.

         (a) COMMITTEE. The Plan shall be administered by a Committee appointed by the Board and serving at the Board's pleasure. The Committee shall be comprised of not less than two (2) members of the Board. Members of the Committee shall be members of the Board who are "non- employee directors" within the meaning of Rule 16b-3 under the Exchange Act or a successor rule or regulation.

         (b) POWERS. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each decision made or action taken pursuant to the Plan, including interpretation of the Plan and the Awards granted hereunder by the Committee, shall be final and conclusive for all purposes and upon all persons, including without limitation, the Participating Companies, the Committee, the Board, Key Employees and their respective successors in interest.

         (c) INDEMNIFICATION. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs and expenses (including counsel fees) and liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the by-laws of the Company.

         (d) INDEPENDENT ADVISORS. The Committee may employ such independent professional advisors, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation meeting fees and expenses and professional fees, shall be paid by the Company.

SECTION 5.  PARTICIPATION.

         Participation in the Plan shall be limited to Key Employees of the Participating Companies who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No employee shall at any time have any right to be selected to participate in the Plan. No Key Employee having been granted an Award shall have any right to be granted an additional Award in the future. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Participating Companies. The right and power of the Participating Companies to dismiss or discharge any Key Employee, with or without cause, is specifically reserved.

SECTION 6.  AWARD GRANTS AND AGREEMENTS.

         (a) GRANTS. The Chief Executive Officer ("CEO") of the Company may recommend Key Employees to participate in the Plan, and may recommend the timing, amount and restrictions, if any, and other terms and conditions of an Award, subject to the terms of the Plan. The Committee, in its sole discretion, has the authority to grant Awards under the Plan, which may be made in accordance with the recommendations of the CEO or otherwise.

         (b) AGREEMENTS. Each Award shall be evidenced by a written Award Agreement, in a form adopted by the Committee. Each Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required by the Plan, and contain such restrictions, terms and conditions as the Committee may determine.

SECTION 7.  RESTRICTED STOCK.

         (a) SHARES SUBJECT TO THE PLAN. An aggregate of 835,000 shares of Stock may be awarded under the Plan as Restricted Stock. Any share of Restricted Stock that is subject to an Award but that for any reason does not vest shall again become available for an Award under the Plan.

         (b) ADJUSTMENTS. In the event of any change in the Stock subject to the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe or other change in capital structure), the Committee shall make appropriate adjustments in the amount of Stock available for Awards under the Plan or subject to outstanding Awards, or the terms, conditions or restrictions of such Awards as the Committee deems equitable to prevent the dilution or enlargement of the benefits intended pursuant to the Plan.

         (c)   CUSTODY OF SHARES.

               (i) Each certificate representing shares of Restricted Stock issued pursuant to an Award shall be registered in the name of the Key Employee and held, together with a stock power endorsed in blank, by the Company. Unless and until such shares of Restricted Stock fail to vest and are forfeited as provided herein, the Key Employee shall be entitled to vote all such shares of Restricted Stock and receive all cash dividends, if any, with respect thereto. All other distributions with respect to such Restricted Stock, including, but not limited to, Stock received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be retained by the Company in escrow. Each certificate of Restricted Stock issued pursuant to an Award shall bear the following (or similar) legend:

                        "The transferability of this certificate and of the shares of Common Stock represented hereby are subject to the terms and conditions (including vesting) contained in the Cognitronics Corporation Restricted Stock Plan and an Award Agreement entered into between the registered owner and Cognitronics Corporation. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Cognitronics Corporation."

               In lieu of the foregoing, the Company may issue stop transfer instructions to its transfer agent or take such other steps as are necessary to preclude the transfer of Restricted Stock.

               (ii) Certificates representing shares of Restricted Stock which have become vested pursuant to Section 7 hereof and which have been held by the Company pursuant to Section 7(c) hereof shall be delivered by the Company to the Key Employee (or the Key Employee's legal representative) in the form of a freely transferable certificate, without legend (provided that the Key Employee is not an "affiliate" of the Company within the meaning of Rule 405 adopted pursuant to the Securities Act of 1933, as amended) promptly after becoming vested, provided, however, that the Company need not deliver such certificates to a Key Employee until the Key Employee has paid or caused to be paid all taxes required to be withheld pursuant to Section 8 hereof.

         (d)   RESTRICTION PERIOD.

               (i) Vesting Schedule. Except as provided in Section 7(d)(ii), 7(d)(iii) or 7(d)(iv) hereof, to the extent that a Key Employee remains continuously employed by a Participating Company, Restricted Stock received as an award shall become vested and shall not be subject to forfeiture in accordance with the vesting schedule determined by the Committee at the time of grant.

               (ii) Waiver of Vesting Schedule. Notwithstanding the provisions of Section 7(d)(i) hereof, with respect to any Key Employee or group of Key Employees, the Committee may elect to waive or accelerate the vesting schedule set forth in Section 7(d)(i) hereof, in whole or in part, at any time at or after the time an Award is granted.

               (iii) Death, Disability and Retirement. Notwithstanding the provisions of Section 7(d)(i) hereof, upon a Key Employee's death, Total Disability or retirement on or after reaching the age of 62, shares of Restricted Stock shall vest on a pro rata basis, comparing the number of years from the date of the Award to the date of death, Total Disability or retirement to the vesting schedule in the grant. Shares of Restricted Stock which do not so vest shall be forfeited to the Company.

               (iv) Termination of Employment Following a Change in Control. Notwithstanding the provisions of Section 7(d)(i) hereof, if following a Change in Control, a Key Employee's employment is terminated without Cause or there is a Constructive Termination Without Cause, fifty percent (50%) of the shares of Restricted Stock held by that Key Employee shall become immediately vested.

         (e)   RESTRICTIONS.

         Until shares of Restricted Stock have vested in accordance with Section 7(d) hereof, an Award shall be subject to the following restrictions:

               (i) Nontransferability. Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

               (ii) Other Restrictions. The Committee may impose such other restrictions on any Award as it may deem advisable, including without limitation, stop-transfer orders and other restrictions set forth in the terms of the Award Agreement or as the Committee may deem advisable under the rules and regulations, and other requirements of the Securities and Exchange Commission, and any applicable federal or state securities or other laws.

SECTION 8.  MISCELLANEOUS.

         (a) AWARDS NOT CONSIDERED COMPENSATION. No Award made under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

         (b) ABSENCES. Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

         (c) DELIVERY TO PERSONS OTHER THAN KEY EMPLOYEE. If the Committee finds that shares of Restricted Stock are to be delivered under the Plan to a Key Employee who is unable to care for his or her affairs because of illness or accident, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to delivery. Any such delivery shall be a complete discharge of the liability of the Company therefor.

         (d) PLAN COPIES. Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all Key Employees at all reasonable times at the Company's headquarters.

         (e) WITHHOLDING TAXES. The Company may withhold any taxes in connection with the Plan that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, without limitation, taxes in connection with the delivery of shares of Restricted Stock or the vesting of Restricted Stock. A Key Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to Section 7 hereof, (ii) instructing the Company to retain a sufficient number of shares of Stock to cover the withholding requirements, or (iii) instructing the Company to satisfy the withholding requirements from the Key Employee's salary.

         (f) GOVERNING LAW. The Plan and all rights hereunder shall be governed by and construed in accordance with the law as of the State of New York, without giving effect to its rules on conflicts of law.

         (g) KEY EMPLOYEE COMMUNICATIONS. All elections, designations, requests, notices, instructions and other communications from a Key Employee or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class or delivered to such location as shall be specified by the Committee.

         (h) BINDING ON SUCCESSORS. The terms of the Plan shall be binding upon the Company and its successors and assigns.

         (i) CAPTIONS. Captions preceding the sections and clauses hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

         (j) SEVERABILITY. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of the Plan or the application thereof to any person or circumstances is prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Plan or the application of such provision to other persons or circumstances.

         (k) DURATION, AMENDMENT, AND TERMINATION. The Plan shall continue in effect until terminated by the Board The Board may at any time amend or terminate this Plan as of any date specified in a resolution adopted by the Board. The Plan may also be amended by the Committee, provided that all such amendments are reported to the Board. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements. No amendment of the Plan may affect an Award theretofore granted under the Plan without the written consent of the Key Employee affected. No Award may be granted after this Plan has terminated. After the Plan has terminated, the functions of the Committee shall be limited to supervising the administration of Awards previously granted. Termination of the Plan shall not affect any Award previously granted.

                               ------------------

                                                                       EXHIBIT F

                            COGNITRONICS CORPORATION
                    DIRECTORS' STOCK OPTION PLAN, AS AMENDED

1.   PURPOSE

The Directors' Stock Option Plan (the "Plan") is intended to provide incentives to non-employee directors and officers of Cognitronics Corporation (the "Company") by more closely aligning their compensation with stockholder value.

2.   ADMINISTRATION

The Plan shall be administered by the Company's Board of Directors.

The Board shall have authority, subject to the terms of the Plan, to interpret the Plan and make all determinations necessary or advisable for its administration. The Board may consult with legal counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.   ELIGIBILITY

All outside directors and officers (individually "Participants", collectively "Participants") shall be eligible to participate in the Plan. An outside director or officer means a director or officer who is neither an employee of the Company nor of any subsidiary of the Company.

4.   STOCK

The stock as to which options may be granted shall be the Company's common stock, par value $.20 per share ("Common Stock"). When options are exercised the Company may either issue unissued Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be sold to Participants under the Plan pursuant to options shall not exceed 337,500 shares. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available under the Plan.

5.   AWARDING OF OPTIONS

Options shall be awarded to Participants as follows:

     (a) Upon the Effective Date, an option to purchase 3,000 shares of Common Stock.

     (b) On each August 1 of each subsequent year, an option to purchase 6,000 shares of Common Stock, but not to a Participant elected by the Board of Directors subsequent to the Annual Meeting of Stockholders immediately preceding such August 1.

     (c) Sixty (60) days following the initial election of a director by the Board of Directors, an option to purchase a portion of the number of shares set forth in (b) above based on the ratio between the number of months the number of months between the date of such election and the next Annual Meeting of Stockholders divided by twelve (12) months.

     (d)  On November 9, 2002, an option to purchase 5,500 shares of Common
          Stock.

The "Date of Award" of an option shall be the date on which the option is awarded under the Plan. The award of any option to any Participant shall neither entitle such Participant to, nor disqualify him from, participation in any other plan which provides for the issuance of Common Stock.

6.   TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by instruments in form approved by the Board. Such instruments shall conform to the following terms and conditions:

          (a) OPTION PRICE. The option price per share of Common Stock shall be the Fair Market Value of a share of Common Stock on the Date of Award.. "Fair Market Value" shall be the closing price of the Common Stock recorded on the American Stock Exchange on the Date of Award or, if the Common Stock is not traded on such date, on the last trading day prior thereto.

          (b) TERM AND EXERCISE OF OPTIONS. Each option shall expire no later than the tenth anniversary of its Date of Grant and shall become exercisable on the date one year after the Date of Grant. The Board may waive any exercise conditions or accelerate the exercisability of the option at any time. After becoming exercisable, each option shall remain exercisable until its expiration or termination. An option may be exercised from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. Payment of the purchase price will be made in such manner as the Board may provide in the option, which may include cash (including cash equivalents) or any other manner permitted by law as determined by the Board or any combination of the foregoing.

          (c) TERMINATION OF PARTICIPANT. If a Participant ceases, other than by reason of death or retirement, to be a director or officer of the Company, all options awarded to him and exercisable on the date of he ceases to be a director or officer shall terminate on the earlier of such options' expiration or one year after the day he ceases to be a director or officer or as otherwise determined by the Board. Any option not exercisable on the date of such termination shall lapse and be thenceforth unexercisable.

          (d) RETIREMENT OF PARTICIPANT. If a Participant retires, all options held by him on the date of his retirement shall become exercisable on the date of his retirement and shall terminate on the earlier of such option's expiration or the first anniversary of the day of his retirement.

          (e) DEATH OF PARTICIPANT. If a Participant dies, his options may be exercised, to the extent of the number of shares with respect to which he could have exercised on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of such option's expiration or the first anniversary of the Participant's death. On the earlier of such dates, the option shall terminate.

          (f) ASSIGNABILITY. No option shall be assignable or transferable by the Participant except by will or by laws of descent and distribution, and during the lifetime of the Participant the option shall be exercisable only by him. At the request of a Participant, shares of Common Stock purchased on exercise of an option may be issued or transferred in the name of the Participant and another person jointly with the right of survivorship.

          (g) OTHER PROVISIONS. Instruments evidencing options may contain such other provisions, not inconsistent with the Plan, as the Board deems advisable, including a requirement that a Participant represent to the Company in writing, when an option is awarded, or when he receives shares on its exercise, that he is accepting such option, or receiving such shares (unless they are then covered by a Securities Act of 1933 registration statement), for his own account for investment only. All certificates representing shares issued under the Plan may bear a legend deemed appropriate by the Committee to confirm an exemption from the registration requirements of the Securities Act of 1933.

7.   CAPITAL ADJUSTMENTS

In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by majority of the Incumbent Directors to be appropriate, a majority of the Incumbent Directors shall, in such a manner as it may deem equitable in its sole discretion, substitute or adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares as to which awards may be granted to any individual in any fiscal year, (iii) the number and kind of shares subject to outstanding awards, and
(iv) the exercise price of outstanding stock options; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award.

In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, a majority of the Incumbent Directors may take such action as it in its discretion deems appropriate to (i) accelerate the time when stock options may be exercised, (ii) cash out such stock options at or immediately prior to the date of such event, or (iii) provide for the assumption of outstanding stock options by surviving, successor or transferee corporations.

The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

8.   CHANGE OF CONTROL

Notwithstanding the provisions of Section 6(b) hereof, in the event of a Change in Control, as hereinafter defined, all options held by a Participant shall become exercisable on the date of the Change in Control.

"Change in Control" means an event in which:

          (a) the stockholders of the Company approve (i) any consolidation or merger of the Company or any of its subsidiaries where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all stockholders of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances to vote in an election of directors or where the members of the Board, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (ii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any person as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company;

          (b) persons who, as of the effective date hereof, constitute the entire Board (as of the date hereof the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the then Incumbent Directors (other than an election or nomination of a person whose assumption of office is the result of an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), shall be considered an Incumbent Director; or

          (c) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, becomes the "beneficial owner" or "beneficial owners" (as defined in

          Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of directors to the Board ("Voting Securities") (in either such case other than as a result of acquisitions of such securities directly from the Company).

Notwithstanding the foregoing, a "Change in Control" will not have occurred for purposes of clause (c) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence thereafter becomes the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than pursuant to a stock split, stock dividend or similar transaction), then a "Change in Control" will have occurred for purposes of clause (c).

9.   TERM; AMENDMENT OF PLAN

The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any outstanding award without the Participant's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable law or stock exchange requirements.

10.  EFFECTIVE DATE

The Plan is in accordance with a Resolution of the Board duly adopted and approved by unanimous written consent on September 17, 1998 (the "Effective Date") and a Resolution of Stockholders on May 13, 1999 and amended by Resolutions of Stockholders on May 11, 2000 and May 17, 2001 and by a Resolution of the Board on October 8, 2006..

11.  NEW YORK STATE LAW

The Terms of the Plan shall be governed by the laws of the State of New York.

                                -----------------

[X] PLEASE MARK VOTES                              PROXY
    AS IN THIS EXAMPLE                     COGNITRONICS CORPORATION

1.   ELECTION OF DIRECTORS

     For All Nominees     Withhold Authority       For All
      Listed Below         For All Nominees        Except
          [ ]                    [ ]                 [ ]

Nominees: Robert C. Fleming, W. A. Merritt, Michael G. Mitchell,
Robert H. Scott, W. J. Stuart and John E. Sweeney

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

          -------------------------------------------------------------

2. TO APPROVE THE REINCORPORATION OF THE COMPANY INTO THE STATE OF DELAWARE through a merger with a newly formed, wholly-owned Delaware subsidiary and the terms of the definitive agreements related thereto.

       For              Against         Abstain
       [ ]                [ ]             [ ]

3. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION to change the Company's name from "Cognitronics Corporation" to "ThinkEngine Networks, Inc."

       For              Against         Abstain
       [ ]                [ ]             [ ]


4. TO APPROVE THE COMPANY'S 1990 STOCK OPTION PLAN, as amended, to increase the number of shares reserved for issuance thereunder by 550,000.

       For              Against         Abstain
       [ ]                [ ]             [ ]


5. TO APPROVE THE COMPANY'S RESTRICTED STOCK PLAN, as amended, to increase the number of shares reserved for issuance thereunder by 300,000.

       For              Against         Abstain
       [ ]                [ ]             [ ]

6. TO APPROVE THE COMPANY'S DIRECTORS STOCK OPTION PLAN, as amended, to increase in the number of shares reserved for issuance thereunder by 150,000.

       For              Against         Abstain
       [ ]                [ ]             [ ]

7. TO RATIFY THE SELECTION OF CARLIN, CHARRON & ROSEN, LLP, as independent auditors of the Company.

       For              Against         Abstain
       [ ]                [ ]             [ ]

8. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting, including any adjournments thereof.

     Change of Address Mark Here [ ]

     Please sign exactly as name appears at left. Where shares are held by joint tenants, each should sign. When signing as attorney, or executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Dated:                                                        , 2006
           --------------------------------------------------------

     --------------------------------------------------------------------
                                 Signature

     --------------------------------------------------------------------
                         Signature if held jointly


     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                            COGNITRONICS CORPORATION

                                      PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints R. C. Fleming and M. G. Mitchell as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of Common Stock of Cognitronics Corporation held of record by the undersigned on December 14, 2006 at the Annual Meeting of Stockholders to be held at the Best Western Royal Plaza Hotel, 181 Boston Post Road W, Marlborough, Massachusetts, on December 14, 2006 at 10:00 a.m., and any adjournments thereof.

        This Proxy when properly executed will be executed in the manner directed herein by the undersigned stockholder, IF NO DIRECTION IS MADE, THIS PROXY WILL VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.